This section should be completed             THE EMPLOYER, Prime Bancorp., Inc., filing as |_|
with the type of business the                Sole Proprietor |_| Partnership |X| Regular Corporation |_| Subchapter S
Employer maintains, and whether              Corporation, engaged in the business of _________________________ hereby:
the Employer is adopting this as a
new plan, amending a predecessor             |_| adopts
plan, or amending an existing                |X| adopts as an amendment to a predecessor plan, Delaware Charter
standardized Delaware Charter                    Guarantee & Trust Company's 401(k) Retirement/Savings Plan and
Guarantee & Trust Company plan.                  hereby executes the Trust Agreement,
                                             |_| adopts as an amendment to an existing Delaware Charter Guarantee &
                                                 Trust Prototype Plan, Delaware Charter Guarantee & Trust Company's
                                                 401(k) Retirement/Savings Plan and hereby executes the Trust
                                                 Agreement.
Each plan an Employer maintains
should be assigned a number                  The Plan Number the Employer assigns to this Plan is: ____002_____.
beginning with #001.  Plans which
are amendments to existing
arrangements should use the same
plan number they currently have.             A.  Employer's Federal Tax ID #: ___23-2528428____ .

                                             B.  The Plan's Original Effective Date is   07 /  01  /  84.
                                                                                       ----- ------ -----
                                                                                       Month  Day   Year

Original effective date is the date          The Plan's Amendment Effective Date is    01 /  01  /  98.
the plan was initially adopted.                                                     ----- ------ ------
                                                                                    Month   Day   Year
The amendment effective date is the
date Delaware Charter will be the
recordkeeper.

                                             Each employee who has met the eligibility requirements as set forth in
Employees may become participants            Section E of the Adoption Agreement as of the Plan's
of the entry date following                  Effective Date will be eligible to  enter the Plan as
completion of the age/service                of such Date. All other employees will be eligible to enter
requirements.                                the Plan after meeting the eligibility requirements set forth in
                                             Section E of the Adoption Agreement as of the following Entry
                                             Date:(select one)

                                             |X| Monthly (the first day of the month)

                                             |_| Semi-annually (the first day of the first and seventh month during the Plan year)

                                             |_| Quarterly (the first day of the first, fourth, seventh, and tenth month during the Plan year)

                                             |_| Other (specify)*________________________________

                                             *NOTE: In no event shall any entry Date selected exceed a period of six (6)
                                                    months.

                                             C.  The Plan Year shall be:  The 12-consecutive month period commencing
Insert the month and first day of the            on 01/01 and each anniversary thereof.
plan year.

                                       -1-





Compensation which will be used              D.  Compensation will mean all of each Participant's:
for determining benefits is defined in
this section. (such as salary                    (1) |X| Wages, tips, and other compensation as reported on Form W-2.
deferrals under a 401(k) or cafeteria            (2) |_| Section 3401(a) wages.
plan, certain qualified/nonqualified             (3) |_| 415 safe-harbor compensation.
stock options and amount receiving
special tax benefits (e.g. the value
of group life insurance coverage)).
                                                 Compensation |X| shall include |_| shall not include Employer
                                                 contributions made pursuant to a salary reduction agreement
You may include/exclude                          which are not includible in the gross income of the employee under
contributions to a cafeteria plan                Sections 125, 402(e)(3)(8), 402(h)(1)(b), or 403(b) of the Code.
(125), salary deferral plan 402(a)(8),
and/or SEP 402(b) from                           Compensation shall be determined over the following applicable period:
compensation.
                                                 |X|   the Plan Year,
For purposes of calculating benefits,            |_|    ________(a consecutive 12 month period ending with or within the Plan Year).
the Employer may elect to exclude                |_|    the period of Plan participation during the Plan Year.
certain items from compensation.  If                    Notwithstanding the foregoing, Compensation excludes:  (check
no items are excluded, the no                           appropriate items)
exclusions box should be checked.                       |_|  Overtime               |X|  Other (specify):  severance pay
                                                        |_|  Bonuses                |_|  No exclusions
                                                        |_|  Commissions
Note: Earned income equals the net
income from self-employment.
                                                 The Compensation exclusions listed above shall apply for purposes of:

                                                 |X|    All contribution types under the Plan.
                                                 |_|    Only those contribution types specified as follows:


                                                 In any year the Plan is Top-Heavy, for purposes of
                                                 computing the minimum allocation, no exclusions, as
                                                 noted above, are allowed (for any Self-Employed individual covered under the Plan, Compensation means Earned Income.)



                                                 Compensation shall be
                                                 |X|       recognized as of an Employee's effective date of participation pursuant to Article 2.1 or
                                                 |_|       for a participant's initial year of participation,
                                                           compensation shall be recognized for the
                                                           entire taxable year ending with or within the Plan Year.

                                                 For purposes of ADP and ACP testing, the Employees' Compensation which shall be taken into account shall be: (select one)

                                                 Option 1:     |X|    The Employee's Compensation only from the time the
                                                                      Employee becomes a Participant in the Plan
                                                 Option 2:     |_|    The Employee's Compensation for the whole of such Plan
                                                                      Year.

                                       -2-


                                                 For the Plan Year in which an Employee enters the Plan, the
                                                 Employees' Compensation which shall be taken into account for purposes of the Plan (other than ADP or ACP testing) shall be (select one):

                                                 Option 1:     |X|    The Employee's Compensation only from the time the
                                                                      Employee became a Participant in the Plan.

                                                 Option 2:     |_|    The Employees' Compensation for the whole of such Plan
                                                                      Year.

This section excludes certain                E. Each Employee will be eligible to participate in this plan in accordance
employees from participating in the             with Article II, except the following:
plan.

                                                 |X|    Employees who have not attained the age of 21 (cannot exceed 21).
Age cannot exceed 21.
                                                 |X|    Employees who have not completed one (1) Year(s) of Service (cannot
If a partial year (1/4, 1/2) is selected,               exceed 1 year).  If the Year(s) of Service selected is or includes a
no  minimum hours of service must                       fractional year, an Employee will not be required to complete any
be completed.  Cannot exceed one                        specified number of Hours of Service to receive credit for such
year.                                                   fractional year.
                                                 |X|    Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee
You may choose to exclude union                         representatives, if retirement benefits were the subject of good faith
members.  An organization which is                      bargaining and if two percent or less of the Employees who are
comprised of more than 50 percent                       covered pursuant to that agreement are professionals as defined in
of owners, officers, or executives of                   Section 1.410(b)-9 of the regulations.  For this purpose, the term
the Employer will not constitute a                      "Employee Representatives" does not include any organization more
union.                                                  than half of whose members are Employees who are owners, officers, or executives of the Employer.
                                                 |X|    Employees who are nonresident aliens and who receive no Earned
You may exclude employees who                           Income from the Employer which constitutes income from sources
are not residents of the U.S. and do                    within the United States within the meaning of Section 861(a)(3).
not receive any earned income.
                                                 |_|    Employees paid on a salaried basis.
You may exclude employees based                  |_|    Employees paid on an hourly basis.
on the way they are compensated.
                                                 |_|    Employees paid on a commission basis.
You may exclude employees based
on the location, division, or position           |_|    Employees employed at the following location or divisions or in the
in which they are employed.                             following positions:
CAUTION:  The Plan is required to
satisfy "coverage" testing.  If the
number of employees excluded due             Notwithstanding the foregoing, if this box  |X|  is marked then all Employees of
to last four choices under Item E is         the Employer on the Effective Date are eligible as of the Effective Date ar not
significant, plan qualification issues       subject to any eligibility restrictions noted above.
may arise.


                                       -3-


                                             All Employees with initial credited service after the Effective Date are subject to the eligibility restrictions noted above.

                                             Break-in service (select one):
You may apply the break in service
rules to participation in the plan.          For purposes of determining eligibility to participate in the Plan
                                                 |X|    shall
                                                 |_|    shall not
                                             apply any Break-in-service rule.

                                             For purposes of determining years of service, Employees shall be given credit for Hours of Service with the following predecessor employers:


                                                 Name                                                Dates: From / To
                                                 Cheltenham Federal Sav. & Loan                      (All Service)
                                                 Northeast Federal Savings                           (All Service)
                                                 First Sterling Bank                                 (All Service)

                                             F. Participant Normal Retirement Age is: (select one)
May not exceed age 65.
                                                 |X|    Age   65   (not to exceed age 65).

You may condition normal                         |_|    The later of age ____ (not to exceed 65) or the _______ (not to exceed 5th)
retirement age on the completion of                     anniversary of the Participant Commencement Date.  The Participant
a number of years of service, not                       Commencement Date is the first day of the first Plan Year in which
exceeding five.                                         the Participant commenced participation in the Plan.  All Participants shall be fully vested in their account balances at their Normal
                                                        Retirement Age.

                                             G.  Early Retirement Age is: (select one)

May be any age past 55.                          |_|    Age ___ (not earlier than age 55).

You may condition early retirement               |X|    The later of age 55 (not earlier than age 55) or the 5th (not more than 6th)
age on the completion of a number                       anniversary of the Participant Commencement Date.
of years of service, not exceeding
six.
                                             H.  Crediting of Service

                                             Service shall be credited based on the following method (select one):

                                                 |X|    Hours of Service. Under this method, a "Year of Service" is a 12 consecutive month period during which the employee
                                                        completes at least 1,000 hours. Hours of Service will be
                                                        determined on the basis of the method selected below. Only one method may be selected. The method selected will be
                                                        applied to all employees covered under the Plan. -4-


                                                        |_|   On the basis of actual hours for
                                                              which the Employee is paid or entitled to payment.

                                                        |X|   On the basis of weeks worked. An employee will be credit with forty-five (45) hours of service if under Section 1.27 of the
                                                              Plan such Employee would be credited with at least one(1)
                                                              hour of service during the week.

                                                 |_|    Elapsed Time. Under this method, Service is measured from date of employment to date of termination and a Period of Service shall include any Period of Severance of less than 12 consecutive months.

                                             I.      Calendar Year Election for Determining Highly Compensated Employees

                                                     The Employer may elect to use the calendar year to determine whether an
                                                     Employee is a Highly Compensated Employee in the look-back year (as defined in Treasury Regulations under Section 414(q) of the Code)
                                                     calculation. The calendar year used will be the calendar year ending with or within the determination year (as defined in the regulations under
                                                     Section 414(q) of the Code). The determination year shall be the months
                                                     (if any) in the current Plan Year which follow the end of the calendar look-back year. If the Employer elects to make the calendar year calculation election with respect to any Plan, entity, or arrangement, such election must apply with respect to all plans, entities, and arrangements of the Employer.

                                                 |X|    Employer elects to use the calendar year to determine whether an
                                                        Employee is a Highly Compensated Employee in the look-back year.

The types of contributions that will
be made to the plan are to be                J.      Contribution Formula and Allocation Procedure and Forfeitures:  The
completed in Section J.                              aggregate contribution cannot exceed the lesser of 25% or $30,000 of each Participant's compensation:
When choosing contribution formula
amounts, it is critical to keep              (1) Contribution Formulas & Allocation Procedure (select each appropriate box):
statutory limits in mind.

Internal Revenue Code Section 415
counts all annual additions against
the cap of the lesser of 25 percent
of pay or $30,000 for each
participant. Each type of Employer
and Employee contribution counts
against the 415 limits as well as all
forfeitures reallocated to participant           |X|    Employee Elective Deferrals:  Each Participant may defer a maximum
accounts.                                               of 25% of his/her Compensation as defined in Plan Article III, but never more than the limit set forth in Section 402(g), as adjusted
Elective deferral may be capped at                      each year by the Adjustment Factor defined in the Plan. This limit for
15 percent of compensation, to                          1997 is $9,500. All elective Deferral Contributions and earnings are
ensure the 415 limits are not                           always nonforfeitable.
violated.

                                       -5-



                                                 Each Participant may defer up to 15% of his/her compensation.

Matching contributions may be any                |_|    Matching Contributions:  The Employer shall make a Matching
amount per dollar, capped at any                        Contribution for each Participant making Elective Deferrals. Matching
percentage of compensation,                             Contributions shall be vested in accordance with Section M of the
keeping the 415 limits in mind.                         Adoption Agreement.

                                                        Matching Contributions shall be equal to $________ for each $1.00 the Participant deposits to his/her Elective Deferral
                                                        Account up to a maximum of ______%, and then __________ for each additional $1.00 the Participant deposits to
                                                        his/her Elective Deferral account up to a maximum of
                                                        ____ %, and then ________ for each additional $1.00 the
                                                        Participant deposits to his/her Elective Deferral
                                                        Account up to a maximum of ______%.

Qualified matching contributions
(QMAC) are 100 percent vested at                 |X|    Employer Discretionary Matching Contribution:  The Employer may
the time of contribution and may not                    contribute an amount determined by the Board of directors which will
be distributed prior too age 59-1/2                     be allocated to each Participant making elective Deferrals during the
unless another distributable event                      Plan Year. All Employer Discretionary Matching Contributions shall be
(e.g., separation from service)                         vested in accordance with Section M of the Adoption Agreement.
occurs first.

                                                 |_|    Qualified Matching Contributions:  The Employer shall make a qualified Matching Contribution for each Participant making Elective
                                                        Deferrals. All Qualified Matching Contribution and earnings are always nonforfeitable.

                                                        Qualified Matching Contributions shall be equal to $_________ for each $1.00 the Participant deposits to his/her Elective Deferral
                                                        Account up to a maximum of _________%.


                                                 Matching Contributions are made:

                                                    |X|    as Employee Elective Deferrals are made.
                                                    |_|    at the end of each three month quarterly period during the Plan
                                                           Year or;
                                                    |_|    annually after the last day of the Plan Year or;
                                                    |_|    all eligible employees who made Elective Deferrals during the period checked above.
                                                    |_|    only for those eligible Employees who made Elective
                                                           Deferrals during the period checked above and who are employed on the last day of such period.

                                       -6-



                                                       |_|    only for those eligible Employees who made Elective Deferrals during the period checked above and who are employed on the last day of such period and who have 1,000 completed
                                                              hours of service during such period.

                                                       |_|    Matching Contributions for a Participant during any Plan Year shall not be more than $___________.

Qualified non-elective contributions             |_|    Qualified Non-Elective Contributions:  The Employer may make a
(QNEC).  These contributions are                        Qualified Non-Elective Contribution in an amount determined by the
made to all participants, whether or                    Board of Directors which will be allocated to each Participant in the
not deferring, based on                                 ratio that such Participant's Compensation bears to the Compensation
compensation; are 100 percent                           of all Participants. All Qualified Non-Elective Contributions and
vested; and may not be distributed                      earnings are always nonforfeitable.
prior to age 59 1/2 unless another
distributable event (e.g., separation
from service) occurs first.

Special qualified non-elective                   |_|    Special Qualified Non-Elective Contributions: The Employer may make
contributions are made to non-highly                    Special Qualified Non-Elective Contributions on behalf of non-highly
compensated employees to pass                           compensated Participants that are sufficient to satisfy the Actual
discrimination tests, are 100 percent                   Deferral Percentage test or the Average Contribution Percentage test,
vested, and may not be distributed                      or both, pursuant to regulations under the Code. All Special Qualified
prior to age 59 1/2 unless another                      Non-Elective Contributions and earnings are always nonforfeitable.
distributable event (e.g., separation
from service) occurs first.

Discretionary profit sharing                     |X|    Employer Discretionary Profit Sharing Contribution:  The Employer
contributions are made to all                           may contribute an amount determined by the Board of Directors
participants based on compensation                      which will be allocated to each Participant in the ratio that such
unless precluded by conditions of                       Participant's Compensation bears to the Compensation of all
employment listed elsewhere in this                     Participants.  All Employer Discretionary Profit Sharing Contributions
Item J.                                                 and earnings shall be vested in accordance with Section M of the
                                                        Adoption Agreement.

                                                 |_|    Employer Discretionary Profit Sharing Contributions Integrated With
                                                        Social Security:  Under this allocation method, the Employer considers Social Security contributions made on behalf of employees when calculating Plan contributions.  The allocation of any discretionary profit sharing contribution under this method is two tiered as follows:  First, to each Participant in the ratio that such
                                                        Participant's compensation bears to the total compensation of all
                                                        Participants, plus; Second, the ratio that such Participant's excess compensation (if any) bears to the excess compensation of all
                                                        Participants for the Plan Year.  Any remaining Employer contributions under this option will be allocated in the same ratio that each
                                                        Participant's compensation in the Plan Year bears to the total compensation of all Participants for the Plan Year.




                                             If the integration level:

                                                 ----------------------------------------------------------------------------------
                                                        is more than               but not more than             the applicable
                                                                                                                  percentage is
                                                 ----------------------------------------------------------------------------------
                                                             0                 the greater of $10,000 or               5.7
                                                                                    20% of the TWB
                                                 ----------------------------------------------------------------------------------

                                                 the greater of $10,000 or          80% of the TWB                     4.3
                                                       20% of the TWB

                                                 ----------------------------------------------------------------------------------
                                                       80% of the TWB            any amount more than                  5.4
                                                                                80% of the TWB but less
                                                                                 than 100% of the TWB
                                                 ----------------------------------------------------------------------------------


                                              The integration level is equal to:

                                                |_|    Taxable Wage Base
                                                |_|    $__________________ a dollar amount less than the Taxable Wage Base
                                                |_|    _______% of the TWB (not to exceed 100%)

This option provides flexibility for          For purposes of:
Employers with multiple locations to
make different contribution amounts             |_|    matching contributions and forfeitures,
for each locations.

                                                |_|    Employer discretionary profit sharing contributions and
                                                       forfeitures, the employees of ___________ shall be eligible to receive contribution types specified above solely at
                                                       the discretion of the Employer on a nondiscriminatory basis.

This option may require an
employee to work 1,000 hours and
be employed on the last day of the           |X|    A Participant whose employment is terminated before the last day of
plan year to be eligible to receive                 the Plan Year but after completion of 1,000 Hours of Service for such
Employer contributions.                             year shall:

                                                |_| share in the allocation of Employer Contributions for such year,

                                                |X| not share in the allocation of Employer Contributions for such year.

Special entitlement rules may apply
if termination of employment is due          |X|    A Participant whose employment is terminated before the last day of
to death, disability, or retirement.                the Plan Year due to death, disability, or retirement shall:(select one)

                                                |_| share in the allocation of Employer contributions for such Plan Year regardless of his/her number of credited Hours of Service in that year,

                                                |_| share in the allocation of Employer contributions for such year if they have completed 1,000 Hours of Service for such year,

                                                |X| not share in the allocation of Employer contributions for such year regardless of the number of Hours of Service completed provided their employment is terminated before the last day of the Plan
                                                    Year.
                                       -8-



                                              (2)  Forfeitures shall be (select one):

                                                |_| reallocated in the ratio that the Compensation of each Participant bears to that of all Participants,
                                                |X| used to reduce Employer contributions for the next plan
                                                    year,
                                                |_| applied first to the payment of the Plan's administrative expenses and any excess reallocated to Participants,

                                                |_| applied first to the payment of the Plan's administrative
                                                    expenses and any excess applied to reduce Employer contributions.

Excess aggregate contributions are
contributions that are more than the         Forfeitures of Excess Aggregate Contributions, if appropriate, shall be:
amount allowed for the plan year by
ACP testing.  These are matching or          (a) |X|   Applied to reduce Employer contributions for the Plan Year in
voluntary contributions.  These                        which the excess arose, but allocated as in "b" below, to the
contributions may be reallocated to                    extent the excess exceeds Employer contributions or the Employer
non-highly compensated employees                       has already contributed for such Plan Year.
based on compensation or used to
reduce Employer contributions for            (b) |_|   Allocated, after all other forfeitures under the Plan, to the
the next plan year.                                    Matching Contribution account of each Non-highly Compensated
                                                       Participant who made elective deferrals or employee contributions in the ratio which each such Participant's Compensation for the Plan
                                                       Year bears to the total Compensation of all such
                                                       Participants for such Plan Year.

                                                If the Plan provides for permitted disparity, the above language must provide that forfeitures will be  allocated in accordance with the allocation formula of the plan.

Both boxes should be checked
because both QNECs and QMACs                 (3) For purposes of calculating the Actual Deferral Percentage test, the
are used for the ADP test.  These                Employer shall take into account, and include all such (select each
choices represent flexible technical             appropriate box):
options provided by law which
Delaware Charter will ordinarily be                 |_|    Qualified Matching Contributions,
helpful for testing purposes. The                   |_|    Qualified Non-Elective Contributions,
affirmative election is required by
statute.                                        under this Plan or any other plan of the Employer, as provided by regulations.

Both boxes should be checked                 (4) For purposes of calculating the Average Contribution Percentage test,
because elective deferrals and                   the Employer shall take into account, and include as Contribution
QNECs that are not needed for the                Percentage Amounts all such (select each appropriate box):
ADP test will be used in the ACP
test.  These choices represent                      |X| Elective Deferrals,
flexible technical options provided                 |_| Qualified Non-elective Contributions,
by law which Delaware Charter will                      under this Plan or any other plan of the Employer, as provided by
ordinarily be helpful for testing                       regulations.
purposes. The affirmative election is
required by statute.

                                       -9-



This section must be completed if            K.   Limitation on Allocation:
the Employer has or has in the past               If the Employer maintains or ever maintained another qualified plan in
had another qualified plan or welfare             which any Participant in this Plan is (or was) a Participant or could
plan.                                             possibly become a Participant, the Employer must complete this section.
                                                  The Employer must also complete this section if it maintains a welfare
If the Employer checks the first box,             benefit fund, as defined in Section 419(e) of the Code, or an individual
this plan will limit allocations, and             medical account, as defined in Section 415(l)(2) of the Code, under
refund any excess allocations in                  which amounts are treated as annual additions with respect to any
accordance with 3.5-3.10. These                   Participant in this Plan.
plan sections provide
a last-in first-out method of distributing        (1) If the Participant is covered under another qualified defined
excess allocations.                                   contribution plan maintained by the Employer, (select one)

If the Employer checks the second                 |_|    The provisions of Sections 3.5 through 3.10 of Article III will apply,
box, a different non-discriminatory               |_|    The Employer shall provide the method under which the plans will
method for limiting allocations must                     limit total Annual Additions to the Maximum Permissible Amount, and
be provided in space below.  The                         will properly reduce any excess amounts, in a manner that precludes
model language which may be                              Employer discretion _______________________________________________
inserted is:  "The Employer will
reduce its contribution or allocation                    ___________________________________________________________________
on behalf of the Participant in [this
plan], [the other plan maintained by                     ___________________________________________________________________
the Employer]."


If the participant is, or has been, a               (2) If the Participant is or has ever been a Participant in a defined
participant in an Employer                              benefit plan maintained by the Employer, provide language which
sponsored defined benefit plan, the                     will satisfy the 1.0 limitation of section 415(e) of the Code. _____
following language should be
inserted: "The Employer will reduce                     ____________________________________________________________________
its contribution or allocation on
behalf of the Participant to the                        ____________________________________________________________________
defined contribution plan under
which the Participant participates."


The limitation year is the same of                 (3) The Limitation Year is the following 12 consecutive month period:
the plan year.                                         The Plan Year beginning 01/01 and ending 12/31.


A plan is top heavy if the aggregate         L.  Top-Heavy:
of the accounts of Key Employees
under the plan exceeds 60 percent                For purposes of Minimum Top-Heavy allocations, contributions, and
of the aggregate of the accounts of              forfeitures equal to 3% of each non-Key employee's Compensation will
all employees under the plan.                    be allocated to the Employee's account when the Plan is Top-Heavy.  If you maintain or have ever maintained another qualified defined benefit
Compensation for top-heavy                       plan, complete the following:
minimum contribution purposes
does not include any exclusions                  For purposes of establishing the present value of benefits under a
noted in Item D which would                      defined benefit plan to establish present value to compute the
otherwise be taxable income.                     Top-Heavy Ratio, any benefit shall be discounted only for mortality and interest based on the following:
                                                 Interest Rate  ________%                    Mortality Table _______________


                                      -10-



                                                  The provision in Article 4.6 in the Plan document shall not apply to any
If the Employer maintains any other               Participant to the extent the Participant is covered under any other plan
plan, this section should be                      or plans of the Employer. Therefore, provide the method under which
completed with a description of                   the Plan will meet the minimum allocation or benefit requirement
which plan will make any necessary                applicable to the Top-Heavy allocation: _______________________________
minimum allocation. For example:
"The Employer will make minimum                   _______________________________________________________________________
allocations to [this plan], [the other
plan maintained by the Employer]."                _______________________________________________________________________

The Employer should use the same
variables that were used by the                   For purposes of computing the Top-Heavy Ratio, the Valuation Date will
defined benefit plan's actuary in                 be the last day of the prior Plan Year.
performing the actuarial valuation.
In cases where the defined benefit
plan is terminated, use the last
actuarial valuation.                              |_|  Not applicable because the Employer has not maintained a defined benefit plan.

                                             M.  Vesting

                                                 (1)  The nonforfeitable interest of each Employee in his or her
                                                      Account Balance attributable to profit sharing contributions which are not 100% vested at all times as indicated in Section J of the Adoption Agreement, shall be determined on the basis of the following (select one):



                                                                           YEARS OF SERVICE

                                                    Less than     1         2          3         4          5         6         7
                                                       1

                                             a.|_|     0          0         0          100
                                             b.|_|     0          0         20         40        60         80        100
                                             c.|_|     0          0         0          0         0          100
                                             d.|_|     0          0         0          20        40         60        80        100
                                             e.|X|     0          20        40         60        80         100
                                                       -          --        --         --        --         ---       ---       ---

                                             If selection e. above is chosen, the vesting percentage for each year of service must be at least equal to or greater than the vesting percentage indicated for the corresponding year of service under selection d. above.

                                             In any Plan Year in which this Plan is Top Heavy, if the selection above is not
                                             a. or b., a special vesting schedule applies. This section must be completed only by plans who selected either c., d., or e. above. The selection for the schedule below supersedes the selections above if the Plan is Top Heavy. If the Plan is considered Top Heavy, the nonforfeitable interest of each employee in his or her Account Balance is determined on the basis of the following: (select one)


                                      -11-




                                                |_|    100% vesting after ____________ (not to exceed 3) Years of Service; or
                                                |_|    _______% (not less than 20%) vesting after 2 Years of Service,
                                                |_|    _______% (not less than 40%) vesting after 3 Years of Service,
                                                |_|    _______% (not less than 60%) vesting after 4 Years of Service,
                                                |_|    _______% (not less than 80%) vesting after 5 Years of Service,
                                                |_|    _______% (not less than 100%) vesting after 6 Years of Service.


                                                If the vesting schedule under the Plan shifts in or out of the above schedule for any Plan Year because of the Plan's Top
                                                Heavy status, such shift is an amendment to the vesting
                                                schedule and the election in Article 16.4 of the Plan applies.

Any vesting schedule may be                  (2) The nonforfeitable interest of each Employee in his or her account
selected.   All years of service                 balance attributable to matching contributions which are not 100%
except as noted under M(2) are                   vested at all times as indicated in Section J of the Adoption Agreement,
countable for vesting purposes.  For             shall be determined on the basis of the following (select one):
example, under a 401(k) plan, an
employee declining to participate for
ten years is 100 percent vested in
matching contributions as soon as
he/she begins making salary
deferrals.



                                                                           YEARS OF SERVICE

                                                    Less than     1         2          3         4          5         6         7
                                                       1

                                             a.|_|     0          0         0          100
                                             b.|_|     0          0         20         40        60         80        100
                                             c.|_|     0          0         0          0         0          100
                                             d.|_|     0          0         0          20        40         60        80        100
                                             e.|X|     0          20        40         60        80         100
                                                       -          --        --         --        --         ---       ---       ---


                                             If selection e. above is chosen, the vesting percentage for each year of service must be at least equal to or greater than the vesting percentage indicated for the corresponding year of service under selection d. above.

                                             In any Plan Year in which this Plan is Top Heavy, if the selection above is not a. or b., a special vesting schedule applies. This section must be completed only by plans who selected either c., d., or e. above. The selection for the schedule below supersedes the selections above if the
                                             Plan is Top Heavy. If the Plan is considered Top Heavy, the nonforfeitable interest of each employee in his or her Account Balance is determined on the basis of the following (select one):


                                                |_|    100% vesting after ____________ (not to exceed 3) Years of Service; or
                                                |_|    _______% (not less than 20%) vesting after 2 Years of Service,
                                                |_|    _______% (not less than 40%) vesting after 3 Years of Service,
                                                |_|    _______% (not less than 60%) vesting after 4 Years of Service,
                                                |_|    _______% (not less than 80%) vesting after 5 Years of Service,
                                                |_|    _______% (not less than 100%) vesting after 6 Years of Service.



                                      -12-






                                                                                If the vesting schedule under the Plan
                                                                                shifts in or out of the above schedule for
                                                                                any Plan Year because of the Plan's Top
                                                                                Heavy status, such shift is an amendment to
                                                                                the vesting schedule and the election in
                                                                                Article 16.4 of the Plan applies.
May exclude years of service for
vesting purposes before age 18 or                                               (3) All of an Employee's Years of Service with
before the Employer maintained this                                                 the Employer are counted to determine the
plan or a predecessor plan.                                                         nonforfeitable percentage in the employee's
                                                                                    Account Value derived from Employer
                                                                                    contributions EXCEPT:

                                                                                    |X| Years of Service before age 18;
                                                                                    |_| Years of Service before the
                                                                                        Employer maintained this
                                                                                        Plan or a predecessor Plan.

                                                                                N.  Voluntary Contributions: (select one)
Voluntary tax contributions are
after-tax contributions.  They count                                                |_| Voluntary Contributions are permitted.
against the 415 limits and are                                                      |X| Voluntary Contributions are not permitted.
subject to plan level compliance
testing.                                                                            The Employer  |_|  shall  |_|  shall not
                                                                                    make a Matching Contribution for each
                                                                                    Participant making Voluntary Contributions.

                                                                                    If designated above,
                                                                                    |_| Matching Contributions shall be equal to
                                                                                        $__________________ for each $1.00
                                                                                        the Participant deposits to his/her
                                                                                        voluntary Contribution account, up
                                                                                        to a maximum of ________% of the
                                                                                        Participant's Compensation
                                                                                    |_| a discretionary amount determined by
                                                                                        the Board of Directors.

                                                                                    These contributions shall be vested
                                                                                    in accordance with Section M of the
                                                                                    Adoption Agreement.

If permitted, a loan policy outlining
administrative limits (such as,                                                 O.  Loans: (select one)
minimum loan amounts, interest
rates, etc.) must be set up.                                                        |X| Loans are permitted.
                                                                                    |_| Loans are not permitted.

In order to activate this item, plan
loans, if checked above, must be                                                P.  Hardship Withdrawals: (select one)
exhausted.  To simplify
administration, loans and hardship                                                  |X| Hardship Withdrawals are permitted.
withdrawals should not both be                                                      |_| Hardship Withdrawals are not permitted.
checked "yes."

                                      -13-



If employees are allowed to direct                                              Q.  Account Option: (select one)
their own accounts as to
investment, select the (a).                                                         (1) Under this Plan all contributions are
                                                                                        directed as to their investment by:

Under Department of Labor rules                                                         (a) |X|  Employee
(ERISA Act. Sec. 404(c)), an                                                            (b) |_|  Employer
Employer can escape some fiduciary                                                      (c) |_|  Employee and Employer
liability for bad investment results if
the participants make fully informed
choices of a wide range of                                                          (2) For purposes of (c) above:
investment options.                                                                                              Employee   Employer
                                                                                                                 Directed   Directed
                                                                                    Employee deferrals are:        |_|        |_|
                                                                                    Matching contributions are:    |_|        |_|
                                                                                    Discretionary profit sharing
                                                                                    contributions are:             |_|        |_|
                                                                                    Other (specify)___________     |_|        |_|
                                                                                    __________________________     |-|        |-|

There are certain limits to the
amount of life insurance benefits                                               R.  Life Insurance: (select one)
that can be provided under a
retirement plan.  Generally, the                                                    |_| Yes, Insurance will be included in the Plan.
amounts used to pay premiums                                                        |X| No, Insurance will not be included in the
under a whole life policy can't be 50                                                   Plan.
percent or more of the participant's
plan assets or 25 percent for term                                              S.  Distribution Options:
life policies.
                                                                                    Notwithstanding any selection under
                                                                                    this Section S, the Employer shall
                                                                                    be permitted to "cash-out" account
                                                                                    Values not exceeding $3,500 at
                                                                                    those times that a distribution is
                                                                                    allowed under this Plan.

                                                                                       |X| Lump-sum.
                                                                                       |_| Periodic Installments.
                                                                                       |_| Annuity Contracts issued by a Life
                                                                                           Insurance Company.

You may allow participants who are                                              T.  In-Service Distributions:  (select one)
still employed to begin taking
withdrawals of all contributions                                                    |X| Yes, in-service distributions of any
which are 100 percent vested at                                                         contributions may be made to Participants
age 59-1/2.  If you do not wish to                                                      who have attained age 59-1/2 and are 100%
allow matching contributions to be                                                      vested in their account.
withdrawn, box two should be
selected.                                                                           |_| No, in-service distributions will not be
                                                                                        allowed except for distribution of Employee
                                                                                        Elective Deferrals after the Participant has
                                                                                        attained age 59-1/2.

                                      -14-



You may choose a definition of                                                  U.  Disability: (select one)
disability ranging from most
stringent (selection one) to most                                                   |_| Any condition which constitutes total
generous (selection three).                                                             disability under the Federal Social Security
                                                                                        Acts.

                                                                                    |_| Inability to engage in any substantial
                                                                                        gainful activity by reason of any medically
                                                                                        determinable physical or mental condition;
                                                                                        such determination shall be made by a
                                                                                        licensed physician(s) acceptable to the Plan
                                                                                        Administrator.

                                                                                    |X| Inability to perform the duties of the
                                                                                        Participant's customary position of
                                                                                        employment by reason of any medically
                                                                                        determinable physical or mental condition;
                                                                                        such determination shall be made by a
                                                                                        licensed physician(s) acceptable to the Plan
                                                                                        Administrator.


                                                                                V.  Valuations:

                                                                                    Plan assets will be valued at the
                                                                                    following regular intervals:
                                                                                    |_| Yearly    |_| Semi-annually  |_| Quarterly
                                                                                    |_| Monthly   |X| Daily

                                                                                W.  TO ESTABLISH ACCOUNT:
This is a general statement that the
Employer has consulted with their                                               The Employer, by executing this Adoption
legal counsel, will abide by the Trust                                          Agreement, represents that it has consulted
Agreement, certifies that the                                                   with the advisors of its own choosing with
information on the Adoption                                                     regard to the Plan. The Employer further agrees
Agreement is correct, acknowledges                                              on behalf of itself and each Participant to be
the Employers duty to notify                                                    bound by the Provisions of the form of Trust
interested parties, and to complete                                             Agreement furnished with this Adoption
necessary government filings                                                    Agreement, receipt of which is acknowledged by
required in connection with the plan.                                           the Employer, represents that the information on
                                                                                this Adoption Agreement and any accompanying
                                                                                schedule is true and correct, and acknowledges
                                                                                the obligation to notify all interested parties,
                                                                                if applicable, as required under Section 7476 of
                                                                                the Code and to file annually IRS Form 5500
                                                                                Series and DOL Forms. The Trustee reserves the
                                                                                right to reject this Agreement for any reason,
                                                                                or to discontinue the offering of this Plan at
                                                                                any time without prior notice.

This section states that
the Employer may not rely                                                       X.  QUALIFICATIONS:
on this plan's opinion
letter and should file for                                                      The Employer may not rely on the opinion letter
their own determination                                                         issued by the National Office of the Internal
letter.                                                                         Revenue Service as evidence that the Plan is
                                                                                qualified under Section 401 of the Code. In order to
                                                                                obtain reliance with respect to plan qualification,
                                                                                the Employer must apply to the appropriate Key
                                                                                District Office for a determination letter.

                                                                                This Adoption Agreement may be used only in
                                                                                conjunction with basic plan document #04.


                                      -15-




This section indemnifies Delaware                                               Caution:  This Adoption Agreement and related
Charter from any legal or tax liability                                         documents are important legal instruments with legal
resulting from the Employer's                                                   and tax implications for which Delaware Charter
selection of this plan document.                                                Guarantee & Trust Company cannot assume
Employers should review these                                                   responsibility. The Trustee urges the Employer to
documents with their legal counsel.                                             consult with his/her own counsel with regard to the
                                                                                adoption of such Plan and its suitability to the
                                                                                Employer.  Failure to properly fill out this
                                                                                Adoption Agreement may result in disqualification
                                                                                of the Plan. Delaware Charter Guarantee & Trust
                                                                                Company will inform the adopting Employer of any
                                                                                amendment to the Plan or the discontinuance or
                                                                                abandonment of the Plan.  If you have any questions
                                                                                call us at 1-800-332-401(k) or write to Delaware
                                                                                Charter Guarantee & Trust Company, Attn: 401(k)
                                                                                Department, P.O. Box 8706, Wilmington, DE
                                                                                19899-8706.


                                                                                APPROVAL

                                                                                Prime Bancorp., Inc.
                                                                                -------------------------------------
                                                                                Name of Employer (print)
To be effective, the plan must be
executed by all parties listed below:                                           7111 Valley Green Road
                                                                                -------------------------------------
(i) The Employer;
(ii)Delaware Charter.                                                           Fort Washington, PA  19034-2209
                                                                                -------------------------------------
                                                                                Address

                                                                                DATE: December 21, 1997
                                                                                      --------------------

                                                                                AUTHORIZED OFFICER  James E. Kelly
                                                                                                    -------------------
                                                                                                     Type or Print Name


                                                                                BY: /s/ James E. Kelly
                                                                                    ------------------------------------
                                                                                    Signature/Title

                                                                                APPROVAL OF DELAWARE CHARTER GUARANTEE & TRUST
                                                                                COMPANY, TRUSTEE

                                                                                The foregoing Agreement is hereby approved by the
                                                                                Trustee this 7th day of January, 1998


                                                                                By: /s/ Sharon Roy
                                                                                    -------------------------------------
                                                                                    Authorized Signature

                                                                                Attest: /s/ Mary Beth Eaves
                                                                                       ---------------------

                                TABLE OF CONTENTS

ARTICLE I        -   DEFINITIONS.........................................................1
ARTICLE II       -   PARTICIPATION IN THE PLAN..........................................10
ARTICLE III      -   LIMITATION ON ALLOCATION...........................................12
ARTICLE IV       -   TOP-HEAVY PROVISION................................................18
ARTICLE V        -   CONTRIBUTIONS......................................................21
ARTICLE VI       -   PARTICIPANT'S ACCOUNTS.............................................29
ARTICLE VII      -   VALUATION..........................................................33
ARTICLE VIII     -   INVESTMENTS........................................................34
ARTICLE IX       -   VOLUNTARY CONTRIBUTIONS............................................35
ARTICLE X        -   DISTRIBUTION OF EXCESS DEFERRALS...................................36
ARTICLE XI       -   DISTRIBUTION OF EXCESS CONTRIBUTIONS...............................37
ARTICLE XII      -   DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS.....................38
ARTICLE XIII     -   DISTRIBUTION REQUIREMENTS..........................................39
ARTICLE XIV      -   OTHER DISTRIBUTION REQUIREMENTS....................................40
ARTICLE XV       -   LIFE INSURANCE.....................................................47
ARTICLE XVI      -   AMENDMENT OF THE PLAN AND TRUST....................................48
ARTICLE XVII     -   DISCONTINUANCE OF CONTRIBUTIONS AND TERMINATION OF THE PLAN........49
ARTICLE XVIII    -   TRUSTEE............................................................50
ARTICLE XIX      -   MISCELLANEOUS PROVISIONS...........................................50
ARTICLE XX       -   JOINT AND SURVIVOR ANNUITY REQUIREMENT.............................57
TRUST AGREEMENT      ...................................................................62


                   DELAWARE CHARTER GUARANTEE & TRUST COMPANY

                          NON-STANDARDIZED 401(k) PLAN


The Employer, engaged in the Business stated in the Adoption Agreement, hereby establishes this Plan, and adopts this Trust Agreement, forming a part thereof for the purposes of establishing a retirement fund which will help provide for the future security of Employees. This Plan and Trust Agreement incorporates the provisions of the Tax Reform Act of 1986 which are effective up to Plan Years beginning after December 31, 1988, as guidelines on this Act have been issued by the Internal Revenue Service.


                                    ARTICLE I
                                   DEFINITIONS

As used in this Plan, the following terms shall have the meaning hereinafter set forth, unless a different meaning is plainly required by the context:

1.1 Account Balance: The value of Earmarked Account or Master Account of the Participant or Beneficiary shall be determined as of each Valuation Date.

1.2 Adjustment Factor: The cost of living adjustment factor prescribed by the Secretary of the Treasury under section 415(d) of the Code for years beginning after December 31, 1987, as applied to such items and in such manner as the Secretary shall provide.

1.3 Adoption Agreement: The agreement for the establishment of a Plan and Trust as it may from time to time be amended pursuant to this Plan and Trust. The information contained therein shall be part of this Plan as set forth fully herein.

1.4 Affiliated Employer: The Employer and any corporation which is a member of a controlled group of corporations (as defined in section 414(b) of the Code) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in section 414(c) of the Code) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in section 414(m) of the Code) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under section 414(o) of the Code.

1.5 Anniversary Date: The date as of which the Plan becomes effective as indicated in the Adoption Agreement and such date each year thereafter.

1.6 Annuity Contract: An individual or group annuity contract issued by an insurance company, and not a Life Insurance Policy, providing periodic benefits, whether fixed, variable, or both, to a person or persons named therein, the benefits or value of which cannot be transferred, sold, assigned, discounted, pledged as collateral for a loan or a security for the performance of an obligation by a Participant or Beneficiary with an interest therein to any person other than the issuer thereof.

1.7 Beneficiary: Subject to Article 15.1, a person entitled to receive any payment from the Trust following the death of Participant. Such person shall have the status of a Beneficiary only upon the Participant's death or upon the issuance of any Annuity Contract or Life Insurance Policy in which such person has an interest, which cannot be altered or revoked by the Participant except following the death of such person. If the Participant fails to name a Beneficiary or if the Beneficiary named by a Participant predeceases him or dies before complete distribution of a Participant's Account Balance, then the Trustee shall pay the Beneficiary in one (1), or any combination, of the methods specified under Article XIV in the following order of priority to:

         (a) The Participant's surviving spouse;
         (b) The executor or administrator of the Participant's estate.

The Employer may require such proper proof of death and such evidence of the right of any person to receive payment of the vested Account Balance of a deceased Participant as the Employer may deem advisable. The Employer's determination of death and the right of any person to receive payment shall be final.

1.8 Benefiting: A Participant is treated as benefiting under the Plan for any Plan Year during which the Participant received or is deemed to receive an allocation in accordance with section 1.410(b)-3(a).

1.9 Break in Service: A twelve consecutive month period during which a Participant does not complete more than 500 Hours of Service with the Employer.

1.10 Business: The Business of the Employer as stated in the Adoption Agreement.

1.11 Code: The Internal Revenue Code of 1986 and amendments thereto.

1.12 Compensation: Compensation will mean compensation as that term is defined in Article 3.16 of the Plan. For any Self-Employed individual covered under the Plan, Compensation will mean Earned Income. Compensation shall include only that compensation which is actually paid to the Participant during the determination period. Except as provided elsewhere in this Plan, the determination period shall be the period selected by the Employer in the Adoption Agreement. If the Employer makes no election, the determination period shall be the Plan Year.

Notwithstanding the above, if elected by the Employer in the Adoption Agreement, Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includable in the gross income of the Employee under sections 125, 402(e)(3), 402(h)(1)(b), or 403(b) of the Code.

In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provisions of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Participant taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period and the denominator of which is 12.

For Plan Years beginning on or after January 1, 1989, and before January 1, 1994, the annual compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $200,000. This limitation shall be adjusted by the Secretary at the same time and in the same manner as under section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in such calendar year and the first adjustment to the $200,000 limitation is effective on January 1, 1990.

For Plan Years beginning on or after January 1, 1994, the annual compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $150,000, as adjusted for increases in the cost-of-living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year.

If a determination period consists of fewer than 12 months, the annual compensation limit is an amount equal to the otherwise applicable annual compensation limit multiplied by a fraction, the numerator of which is the number of months in the short determination period, and the denominator of which is 12.

In determining the compensation of a Participant for purposes of this limitation, the rules of section 414(q)(6) of the Code shall apply, except in applying such rules, the term: "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted annual compensation limitation is exceeded then (except for purposes of determining the portion of compensation up to the integration level if this Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's compensation as determined under this section prior to the application of this limitation.

If compensation for any prior determination period is taken into account in determining a Participant's allocations for the current Plan Year, the compensation for such prior determination period is subject to the applicable annual compensation limit in effect for that prior period. For this purpose, in determining allocations in Plan Years beginning on or after January 1, 1989, the annual compensation limit in effect for determination periods beginning before that date is $200,000. In addition, the determining allocations in Plan Years beginning on or after January 1, 1994, the annual compensation limit in effect for determination periods beginning before that date is $150,000.

1.13 Disability: For purposes of defining Disability under this Plan, the option as selected on the Adoption Agreement shall apply.

1.14 Early Retirement Age: The age selected in the Adoption Agreement. The Early Retirement Age may never be earlier than age 55. A Participant's account balances attributable to Employer contributions are nonforfeitable upon the attainment of the Early Retirement Age. If the option selected in the

Adoption Agreement has both an age and service requirement, then a Participant who separates from service before satisfying the age requirement for early retirement, but has satisfied the service requirement, will be entitled to elect an early retirement benefit upon satisfaction of such age requirement.

1.15 Employee Directed Account: Refers to the account option as described in
Article 8.1, which means those contributions which are directed by the Employee.

1.16 Earned Income: The net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal service of the individual are a material income producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under section 404 of the Code. Net earnings shall be determined with regard to the deduction allowed to the taxpayer by section 164(f) of the Code for taxable years beginning after December 31, 1989.

1.17 Effective Date: As indicated in the Adoption Agreement, the date Employees will first be covered under this Plan.

1.18 Elapsed Time: If an Employer elects to use Elapsed Time in the Adoption Agreement, the following definitions shall replace the otherwise required Year of Service and Break in Service definitions. For purposes of this Section, Hour of Service shall mean each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer.

         (a) Break in Service is a Period of severance of at least 12 consecutive months.

         (b) Period of Severance is a continuous period of time during which the Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the 12 month anniversary of the date on which the Employee was otherwise first absent from the Service.

         (c) For purposes of determining an Employee's initial or continued eligibility to participate in the Plan or the nonforfeitable interest in the Participant's account balance derived from Employer contributions (except for periods of service which may be disregarded on account of the "rule or parity" described in Article 6.5(b)), an Employee will receive credit for the aggregate of all time period(s) commencing with the Employee's first day of employment or re-employment and ending on the date a Break in Service begins. The first day of employment or reemployment is the first day the Employee performs an Hour of Service. An Employee will also receive credit for any Period of Severance of less than 12 consecutive months. Fractional periods of a year will be expressed in terms of days.

         (d) In the case of an individual who is absent from work for maternity or paternity reasons, the 12 consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a Break in Service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence
         (1) by reason of the pregnancy of the individual, (2) by reason of the birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

         (e) Each Employee will share in Employer contributions for the period beginning on the date the Employee commences participation under the Plan and ending on the date on which such Employee severs employment with the Employer or is no longer a member of an eligible class of Employees.

         (f) If the Employer is a member of an affiliated service group (under section 414(m)), a controlled group of corporations (under section 414(b)), a group of trades or businesses under common control (under section 414(c)) or any other entity required to be aggregated with the Employer pursuant to section 414(o), service will be credited for any employment for any period of time for any other member of such group. Service will also be credited for any individual required under section 414(n) or section 414(o) to be considered an Employee of any Employer aggregated under section 414(b), (c), or (m).

1.19 Elective Deferrals: Subject to Article XIII Contributions made to the Plan during the Plan Year by the Employer, at the election of the Participant, in lieu of cash compensation shall include contributions made pursuant to a salary reduction agreement. Such contributions must be nonforfeitable when made. Elective Deferrals are not distributable to the Participant, or the Participant's Beneficiary or Beneficiaries, in accordance with the Participant's or Beneficiary's election earlier than upon separation from service, death, or disability (Elective Deferrals may be distributed earlier upon hardship in accordance with Article 5.8). A Participant's election under this Article may not be made retroactively. Notwithstanding the foregoing, no Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in section 402(g) of the Code in effect at the beginning of such taxable year.

1.20 Employee: Shall mean any Employee of the Employer maintaining the Plan or of any other Employer required to be aggregated with such Employer under sections 414(b), (c), (m), or (o) of the Code. The term Employee shall also include any Leased Employee deemed to be an Employee of any Employer described in the previous paragraph as provided in sections 414(n) or (o) of the Code.

1.21 Employee Contributions: After-tax Contributions to the Plan made by a Participant during the Plan Year.

1.22 Employer: The Employer named in the Adoption Agreement and engaged in the Business stated in the Adoption Agreement, that establishes or maintains the Plan; any other organization which has adopted the Plan with the consent of such establishing Employer; and any successor of such Employer which under written agreement, assumes the obligations of the Plan.

1.23 Entry Date: The earliest of

         (a) The Effective Date (if the Employee has met the eligibility requirement set forth in the Adoption Agreement), or

         (b) For Employees not meeting the eligibility requirements as of the Effective Date, the specific dates set forth in the Adoption Agreement.

1.24 Family Member: An individual described in section 414(q)(6)(B) of the Code.

1.25 Former Participant/Beneficiary: is an individual who was a Participant in the Plan or a Beneficiary of a Former Participant in the Plan, but no longer is entitled to an allocation of Company contributions or forfeitures, but has not yet received complete distribution of his or her benefits.

1.26 Highly Compensated Employee: includes Highly Compensated Active Employees and Highly Compensated Former Employees.

A Highly Compensated Active Employee includes any Employee who performs service for the Employer during the determination year and who, during the look-back year:

         (a) received compensation from the Employer in excess of $75,000 (as adjusted pursuant to section 415(d) of the Code);

         (b) received compensation from the Employer in excess of $50,000 (as adjusted pursuant to section 415(d) of the Code) and was a member of the top-paid group for such year; or

         (c) was an officer of the Employer and received compensation during such year that is greater than 50 percent of the dollar limitation in effect under section 415(b)(1)(A) of the Code.

The term "Highly Compensated Employee" also includes:

         (1) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most compensation from the Employer during the determination year; and

         (2) Employees who are 5 percent owners at any time during the look-back year or determination year.

If no officer has satisfied the compensation requirement of (c) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

For this purpose, the determination year shall be the Plan Year. The look-back year shall be the immediately preceding twelve month period. The Employer may elect to use the calendar year to determine whether an Employee is a Highly Compensated Employee in the look-back year (as defined in Treasury Regulations under section 414(q) of the Code) calculation. The calendar year used will be the calendar year ending with or within the determination year (as defined in the regulations under section 414(q) of the Code). The determination year shall be the months (if any) in the current Plan Year which follow the end of the calendar look-back year. If the Employer elects to make the calendar year calculation election with respect to any plan, entity, or arrangement, such election must apply with respect to all plans, entities, and arrangements of the Employer.

A Highly Compensated Former Employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year and was a Highly Compensated Active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

If an Employee is, during a determination year or look-back year, a family member of either a 5 percent owner who is an active or former employee or a Highly Compensated Employee who is one of the 10 most Highly Compensated Employees ranked on the basis of compensation paid by the Employer during such year, then the family member and the 5 percent owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the family member and 5 percent owner or top-ten Highly Compensated shall be treated as a single Employee receiving compensation and Plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and 5 percent owner or top-ten Highly Compensated Employee. For purposes of this section, family member includes the spouse, lineal ascendants, and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and compensation that is considered, will be made in accordance with section 414(q) of the Code and the regulations thereunder.

1.27 Hour of Service: Hours of Service will be determined on the basis of the method selected in the Adoption Agreement.

         (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours will be credited to the Employee for the computation period in which the duties are performed; and

         (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence. No more than 501 Hours of Service will be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph will be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference; and

         (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service will not be credited both under paragraph (a) or paragraph
         (b), as the case may be, and under this paragraph (c). These hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment is made.

Hours of Service will be credited for employment with other members of an affiliated service group (under section 414(m)), a controlled group of corporations (under section 414(b)), or a group of trades or businesses under common control (under section 414(c)), of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to section 414(o) and the regulations thereunder.

Hours of Service will also be credited for any individual considered an Employee for purposes of the Plan under section 414(n) or section 414(o) and the regulations thereunder.

Solely for purposes of determining whether a Break in Service, as defined in
Article 1.9, for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence

         (1) by reason of the pregnancy of the individual,

         (2) by reason of a birth of a child of the individual,

         (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or

         (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (i) in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (ii) in all other cases, in the following computation period.

In instances where actual Hours of Service are not maintained, an Employee shall be credited with 45 Hours of Service for each week in which such Employee would otherwise be credited with at least one Hour of Service.

1.28 Inactive Participant: Any Employee or former Employee who has ceased to be a Participant and on whose behalf an account is maintained under the Plan.

1.29 Insurer: Any insurance company which issues an Annuity Contract or Life Insurance Policy under the Plan.

1.30 Life Insurance Policy: An individual or group policy issued by an insurance company under which, at any time during the time the policy is outstanding on the life of the Participant (determined without regard to premium refunds, dividends, and the like), an amount is payable as a result of the death of the Participant which exceeds the greater of the policy reserve or the aggregate premiums paid on the policy for the Participant.

1.31 Limitation Year: Shall be the 12 consecutive month period which is the same as the Plan Year.

1.32 Master Employer Directed Account: Refers to the account option as described in Article 6, which means those contributions which are directed by the Employer.

1.33 Non-Highly Compensated Employee: An Employee of the Employer who is neither a Highly Compensated Employee nor a Family Member.

1.34 Normal Retirement Age: The age selected in the Adoption Agreement. If the Employer enforces a mandatory retirement age, the Normal Retirement Age is the lesser of that mandatory age or the age specified in the Adoption Agreement. Notwithstanding the vesting schedule elected by the Employer in the Adoption Agreement, a Participant's right to his or her Account Balance must be nonforfeitable upon the attainment of Normal Retirement Age.

1.35 Owner-Employee: An individual who is a sole proprietor, or who is a partner owning more than 10 percent of either the capital or profits interest of the partnership.

1.36 Participant: Every Employee who shall have become a Participant pursuant to
Article II hereof and whose participation shall not have been terminated pursuant to such Article.

1.37 Participant Elective Deferral Account: Pursuant to Employee election, the value of Employee Elective Deferrals may be held in either an Employee directed Account or Master Employer Directed Account (as defined in this Article). Each Employee's proportionate share in the Elective Deferral Account shall be accounted for separately.

1.38 Period of Service: Under elapsed Time, the period of time commencing on the date on which an Employee is first credited with an Hour of Service or, if applicable, the first date following a Period of Severance on which an Employee is credited with an Hour of Service and ending on the next following Severance Date.

1.39 Plan: The Plan for the Employees of the Employer as it may from time to time hereafter be amended, which is established by the Adoption Agreement.

1.40 Plan Administrator: The Employer.

1.41 Plan Year: A 12 consecutive month period designated by the Employer in the Adoption Agreement.

1.42 Present Value: For purposes of establishing Present Value to compute the Top-Heavy Ratio, any benefit shall be discounted only for mortality and interest as specified in the Adoption Agreement.

1.43 Qualified Matching Contributions: Subject to Article XIII, Matching Contributions made by the Employer to the Plan, pursuant to Code Section 401(m), which are subject to the distribution and nonforfeitability requirements under section 401(k) of the Code when made.

1.44 Qualified Nonelective Contributions: Contributions (other than Matching Contributions or Qualified Matching Contributions) made by the Employer and allocated to Participant's accounts, that the Participant may not elect to receive in cash until distributed from the Plan, that are 100 percent vested and nonforfeitable when made; and that are not distributable under the terms of the Plan to Participants or their Beneficiaries pursuant to Article XIII.

1.45 Rollover Account: Shall mean the separate account maintained pursuant to
Article XIX hereof for receipt of any Rollover Contributions made to the Participant and the income, expenses, gains, and losses attributable thereto.

1.46 Rollover Contributions: Shall mean contributions made to the Trust by Participants in accordance with Article XIX hereof and sections 402(a)(5), 402(a)(7), 403(a)(4) and 408(d)(3) of the Internal Revenue Code.

1.47 Self-Employed Individual: An individual who has Earned Income for the taxable year from the trade or business for which the Plan is established. A; also, an individual who would have had Earned Income but for the fact that the trade or business had no Net Profits for the taxable year.

1.48 Severance Date: Under Elapsed Time the earlier of (i) the date an Employee terminated, is discharged, retires, or dies, or (ii) the first anniversary of the date an Employee is absent from the employ of the Employer for any reason other than an approved leave of absence granted in writing by the Employer, according to a uniform rule applied without discrimination, provided the Employee returns to the employ of the Employer upon completion of the leave. Notwithstanding the foregoing, an Employee who terminates Service to enter the military service of the United States shall not suffer a Severance Date as of such date provided (i) such Employee's employment rights are protected by Federal law and (ii) such Employee returns to employment with the Employer within the period required by law for preservation of his rights. Under such circumstances, an Employee shall receive credit for Service for his earlier period of absence. If the Employee does not return to Service within the time prescribed by law, then the date he terminated employment shall be his Severance Date.

1.49 Shareholder Employee: Any person owning more than five percent of the stock of a subchapter S corporation as defined in section 1361 of the Internal Revenue Code.

1.50 Sponsoring Company: The Employer named in the Adoption Agreement, that establishes or maintains the Plan; any affiliated Employer, any other organization which has adopted the Plan with the consent of such establishing Employer; and any successor of such Employer which under written agreement, assumes the obligation of the Plan.

1.51 Straight Life Annuity: Straight Life Annuity means an annuity payable in equal installments for the life of the Participant that terminates upon the Participant's death.

1.52 Trust: The Trust established under the Plan as it may from time to time hereafter be amended.

1.53 Trustee: Delaware Charter Guarantee & Trust Company or any successor thereto and any other entity chosen by the Sponsoring Company.

1.54 Valuation Date: For purposes of the Top-Heavy provisions under Article IV, the last day of each Plan Year as of which account balances or accrued benefits are valued for purpose of calculating the Top-Heavy Ratio. For all other purposes under the Plan, the last day of each calendar quarter or any other date, as determined by the Plan Administrator, and for self-directed plans any date that is closer to the event requiring valuation of any investment fund shares credited to a Participant's Account Balance under the Plan.

1.55 Year of Service: A Year of Service is a 12 consecutive month period (computation period) during which the Employee completes at least 1,000 Hours of Service.

1.56 Sponsor: Delaware Charter Guarantee & Trust Company, or any successor thereto.

1.57 Taxable Wage Base: Taxable Wage Base is the contribution and benefit base under section 230 of the Social Security Act as of the beginning of the Plan Year.

                                   ARTICLE II
                            PARTICIPATION IN THE PLAN

2.1 Eligibility to Participate: Each Employee satisfying the eligibility requirements set forth in the Adoption Agreement is eligible to participate on the earliest Entry Date as defined in Article 1.23 of the Plan.

2.2 Notification to Eligible Employees: An eligible Employee shall be notified (by the Employer) of their eligibility to participate. All Eligible Employees will be considered Participants according to the provisions of Article 2.1. In no event shall any Eligible Employee be permitted to voluntarily elect not to participate under this Plan. Notwithstanding the foregoing, an Eligible Employee may elect zero percentage as the percentage of Elective Deferrals under the Plan pursuant to Article 5.1. Further, no contributions or benefits (other than Matching Contributions or Qualified Matching Contributions) may be conditioned upon an Employee's Elective Deferrals.

2.3 For purposes of determining eligibility to participate in the Plan, as selected by the Employer on the Adoption Agreement, the Plan shall or shall not apply any Break in Service rule. If the Employer selects the option to not apply any Break in Service rule, the special conditions under Article 2.13 become operative and supersede any other conflicting provision under this Article II.

In the event a Participant is no longer a member of an eligible class of Employees and becomes ineligible to participate, but has not incurred a Break in Service, such Employee will participate immediately upon returning to an eligible class of Employees. If such Participant incurs a Break in Service, eligibility will be determined under the Break in Service rules of the Plan.

In the event an Employee who is not a member of the eligible class of employees becomes a member of the eligible class, such Employee will participate immediately if he/she has satisfied the minimum age and service requirements and would have otherwise previously become a Participant.

2.4 Crediting Service for Initial Eligibility: For purposes of participation under Article 2.1 the Plan shall take into account all of an Employee's Years of Service with the Employer. Year of Service shall mean a twelve (12) consecutive month period during which the Employee completes not less than one thousand (1,000) Hours of Service, measured from the beginning of the first twelve (12) month period from the Employment Commencement Date. If the Employee does not complete one thousand (1,000) Hours of Service during the twelve (12) month period commencing with the Employment Commencement Date, the Plan shall measure the twelve (12) month period from the first day of the Plan Year which includes the first anniversary of the Employment Commencement Date regardless of whether the Employee is entitled to be credited with 1,000 Hours of Service during the initial eligibility computation period. The Plan shall measure any subsequent twelve (12) month period necessary for a determination of a Year of Service for participation by reference to succeeding Plan Years. Employment Commencement Date means the date on which the Employee first performs an Hour of Service for the Employer. An Employee who is credited with 1,000 Hours of Service in both the initial eligibility computation period and the first Plan Year which commences prior to the first anniversary of his Employment Commencement Date will be credited with two Years of Service for purposes of eligibility to participate.

If the Employer has elected in the Adoption Agreement to credit Service based on the elapsed time method, then, for purposes of initial eligibility, Service shall be measured from the date on which the Employee is first credited with an Hour of Service and ending with the anniversary of such date. A Period of Service shall include any Period of Severance of less than 12 consecutive months.

2.5 Re-employment after a Break in Service: In the case of any Participant who has a 1-year Break in Service, years of eligibility service before such break will not be taken into account until the Employee has completed a Year of Service after returning to employment.

Such Year of Service will be measured by the 12 consecutive month period beginning on an Employee's Re-employment Commencement Date, and, if necessary, Plans Years beginning with the Plan Year which includes the first anniversary of the Re-employment Commencement Date.

The Re-employment Commencement Date is the first day on which the Employee is credited with an Hour of Service for the performance of duties after the first Eligibility Computation Period in which the Employee incurs a 1-year Break in Service.

If a former Participant completes a Year of Service in accordance with this provision, his or her participation will be reinstated as of the Re-employment Commencement Date.

2.6 Service Counted toward Eligibility: All Years of Service with the Employer are counted toward eligibility except for the following:

         (a) If an Employee has a 1-year Break in Service before satisfying the Plan's requirement for eligibility, service before such break will not be taken into account.

The above provision is restricted to plans requiring more than one Year of Service for participation and which provide full and immediate vesting.

         (b) In the case of a Participant who does not have any nonforfeitable right to the Account Balance derived from Employer contributions, Years of Service before a period of consecutive 1-year Breaks in Service will not be taken into account in computing eligibility service if the number of consecutive 1-year Breaks in Service equals or exceed the greater of 5 or the aggregate number of Years of Service before such a break. Such aggregate number of Years of Service will not include any Years of Service disregarded under the preceding sentence by reason of prior Breaks in Service.

2.7 Participation of a Vested Participant After a Break in Service: A former Participant will become a Participant immediately upon returning to the employ of the Employer if such former Participant has a nonforfeitable right to all or a portion of the Account Balance derived from Employer contributions at the time of termination from service.

2.8 Participation of a Nonvested Participant After a Break in Service: A former Participant who did not have a nonforfeitable right to any portion of the Account Balance derived from Employer contributions at the time of termination from service will be considered a new Employee, for eligibility purposes, if the number of consecutive one year Breaks in Service equals or exceeds the greater of 5 or the aggregate number of Years of Service before such breaks in service. If such former Participant's Years of Service before termination from service may not be disregarded pursuant to the preceding sentence, such former Participant shall participate immediately upon re-employment.

2.9 Omission of Eligible Employee: If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a discretionary profit sharing contribution by the Employer for the year has been made, the Employer shall make a subsequent contribution with respect to the omitted Employee in the amount which the said Employer would have contributed with respect to him had he not been omitted. Such contribution shall be made regardless of whether or not it is deductible in whole or in part in any taxable year under applicable provisions of the Code. It shall be the sole responsibility of the Employer to take any and all actions as required by this Article 2.9.

2.10 Inclusion of Ineligible Employee: If, in any Plan Year, any person who should not have been included and discovery of such incorrect inclusion is not made until after a discretionary profit sharing contribution for the year has been made, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible person shall constitute a Forfeiture for the Plan Year in which the discovery is made. It shall be the sole responsibility of the Employer to take any and all actions as required by this
Article 2.10.

2.11 Special Conditions for Plans not Applying a Break in Service Rule only: A Participant whose employment terminates shall re-enter the Plan as a Participant on the date of his re-employment. An Employee who has satisfied the eligibility conditions of Article 2.1 but who terminates employment prior to becoming a Participant shall become a Participant in the Plan on the date of his re-employment. Any other Employee whose employment terminates and who is subsequently re-employed shall become a Participant in accordance with the provisions of Article 2.1 and 2.3.


                                   ARTICLE III
                            LIMITATION ON ALLOCATION

3.1 If the Participant does not participate in, and has never participated in, another qualified plan or a Welfare Benefit fund, as defined in section 419(e) of the Code, maintained by the adopting Employer or an individual Medical Account, as defined in section 415(l)(2) or the Code, maintained by the Employer, or a simplified employee pension, as defined in section 408(k) of the Code, maintained by the Employer, which provides an Annual Addition as defined in Article 3.12, the amount of Annual Additions which may be credited to the Participant's account for any Limitation Year will not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount.

3.2 Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

3.3 As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

3.4 If pursuant to Article 3.3 or as a result of the allocation of forfeitures, there is an excess amount, the excess will be disposed of as follows:

         (a) Any nondeductible Voluntary Employee Contributions, to the extent they would reduce the excess amount, will be returned to the Participant;

         (b) Any elective Deferrals and earning attributable hereto, to the extent they would reduce the excess amount, will be returned to the Participant;

         (c) If, after the application of paragraph (a), an excess amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the excess amount in the Participant's account will be used to reduce Employer contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year, if necessary.

         (d) If, after the application of paragraph (a), an excess amount still exists, and the Participant is not covered by the Plan at the end of the Limitation Year, the excess amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions (including allocation of any forfeitures) for all remaining Participants in the next Limitation Year and each succeeding Limitation Year, if necessary.

         (e) If a suspense account is in existence at any time during the Limitation Year pursuant to this Article 3.4, it will not participate in the allocation of the trust's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' accounts before any Employer or any Employee contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants.

3.5 This Article applies if, in addition to this Plan, the Participant is covered under another qualified master or prototype defined contribution plan maintained by the Employer, a welfare benefit fund maintained by the Employer, or a simplified employee pension maintained by the Employer, that provides an Annual Addition as defined in Article 3.12 during any Limitation Year. The Annual Additions which may be credited to a Participant's account under this Plan for any such Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's account under the other qualified master and prototype defined contribution plans, welfare benefit funds, individual medical accounts, and simplified employee pensions for the same Limitation Year. If the Annual Additions with respect to the Participant under other qualified master and prototype defined contribution plans, welfare benefit funds, individual medical accounts, and simplified employee pensions maintained by the Employer are less than the Maximum Permissible Amount, and the Employer contribution that would otherwise be contributed or allocated to the Participant's account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans and funds for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other qualified master and prototype defined contribution plans, welfare benefit funds, individual medical accounts, and simplified employee pensions in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's account under this Plan for the Limitation Year.

3.6 Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in Article 3.2.

3.7 As soon as it is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

3.8 If, pursuant to Article 3.7, or as a result of the allocation of forfeitures, a Participant's Annual Additions under this Plan and such other plans would result in an excess amount for a Limitation Year, the excess amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a Welfare Benefit Fund or Individual Medical Account will be deemed to have been allocated first regardless of the actual allocation date.

3.9 If an excess amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another Plan, the excess amount attributed to this Plan will be the product of,

         (a) the total excess amount allocated as of such date, times

         (b)  the ratio of

         (1) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to

         (2) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all other qualified defined contribution plans.

3.10 Any excess amount attributed to this Plan will be disposed in the manner described in Article 3.4.

If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a Master or Prototype Plan, Annual Additions which may be credited to the Participant's account under this Plan for any Limitation Year will be limited in accordance with Articles 3.5 through 3.10 as though the other plan were a Master or Prototype Plan unless the Employer provides other limitations in the Adoption Agreement.

3.11 If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction will not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to the Participant's account under this Plan for any Limitation Year will be limited in accordance with the Adoption Agreement.

3.12 Annual Additions: The amount allocated to a Participant's account during the Limitation Year that constitutes:

         (a)  Employer contributions;

         (b)  Employee contributions;

         (c)  Forfeitures; and

         (d) Amounts described in sections 415(l)(2) and 419A(d)(3) of the Code.

         (e) allocations under a simplified employee pension.

Amounts allocated after March 31, 1984, to an Individual Medical Account, as defined in section 415(l)(1) of the Code, which is part of a pension or annuity plan maintained by the Employer, are treated as Annual Additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee, as defined in section 419A(d)(3), under a Welfare Benefit Fund, as defined in section 419(e) or the Code, maintained by the Employer, are treated as Annual Additions to a defined contribution plan.

For this purpose, any excess amount applied under Articles 3.4 or 3.10 in the Limitation Year to reduce Employer contributions will be considered Annual Additions for such Limitation Year.

3.13 Maximum Permissible Amount: The maximum Annual Addition that may be contributed or allocated to a Participant's account under the Plan for any Limitation Year shall not exceed the lessor of:

         (a) the Defined Contribution Dollar Limitation, or

         (b) 25 percent of the Participant's Compensation for the Limitation
         Year.

If a short limitation Year is created because of an amendment changing the Limitation Year to a different 12 consecutive month period, the Maximum Permissible amount will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

                  Number of months in the short Limitation Year
                  ---------------------------------------------
                                       12

3.14 The compensation limitation referred to in Article 3.13(b) shall not apply to any contribution for medical benefits (within the meaning of section 401(h) or section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition under section 415(l)(1) or 419A(d)(2) of the Code.

3.15 For purposes of Articles 3.12 to 3.14, Defined Contribution Dollar Limitation shall mean $30,000 or, if greater, one fourth of the defined benefit dollar limitation set forth in section 415(b)(1) of the Code as in effect for the Limitation Year.

3.16 Compensation: One of the following as elected by the employer in the adoption agreement:

         (1) Information required to be reported under sections 6041, 6051, and 6052 of the Code (Wages, tips and other compensation as reported on Form W-2). Compensation is defined as wages within the meaning of section 3401(a) and all other payments of compensation to an employee by the employer (in the course of the employer's trade or business) for which the employer is required to furnish the employee a written statement under sections 6041(d), 6051(a)(3), and 6052). Compensation must be determined without regard to any rules under section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2)).

         (2) Section 3401(a) wages. Compensation is defined as wages within the meaning of section 3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2)).

         (3) 415 safe-harbor compensation. Compensation is defined as wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the employer maintaining the plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in 1.62-2(c)), and excluding the following:

         (a) Employer contributions to a plan of deferred compensation which are not includable in the employee's gross income for the taxable year in which contributed, or employer contributions under a simplified employee pension plan, or any distributions from a plan of deferred compensation;

         (b) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

         (c) Amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option; and

         (d) Other amounts which received special tax benefits, or contributions made by the employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in section 403(b) of the Internal Revenue Code (whether or not the contributions are actually excludable from the gross income of the employee) For any Self-Employed

         Individual, Compensation will mean Earned Income.

For limitation years beginning after December 31, 1991, for purposes of applying the limitations of this article, compensation for a limitation year is the compensation actually paid or made available in gross income during such limitation year.

Notwithstanding the preceding sentence, compensation for a participant in a defined contribution plan who is permanently and totally disabled (as defined in section 22(e)(3) of the Internal Revenue Code) is the compensation such participant would have received for the limitation year if the participant had been paid at the rate of compensation paid immediately before becoming permanently and totally disabled; such imputed compensation for the disabled participant may be taken into account only if the participant is not a highly compensated employee (as defined in section 1.26 of the Plan) and contributions made on behalf of such participant are nonforfeitable when made.

3.17 Defined Benefit Fraction: A fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the Limitation Year under sections 415(b) and (d) of the Code or 140 percent of the Highest Average Compensation, including any adjustments under section 415(b) of the Code.

Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of section 415 for all limitation years beginning before January 1, 1987.

3.18 Defined Contribution Fraction: A fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible Employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all Welfare Benefit Funds, as defined in section 419(e) of the Code, and Individual Medical Accounts, as defined in section 415(l)(2) of the Code, maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior limitation years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of 125 percent of the dollar limitation determined under sections 415(b) and (d) of the Code in effect under section 415(c)(1)(A) of the Code or 35 percent of the Participant's Compensation for such year.

If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of:

         (a) the excess of the sum of the fractions over 1.0 times

         (b) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 6, 1986, but using the section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

The annual addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Employee contributions as annual additions.

3.19 Special Rules for Plans Subject to Overall Limitations Under Code Section 415(e).

         (a) Recomputation Not Required: The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Employee Contributions as an Annual Addition.

         (b) Adjustment of Defined Contribution Plan Fraction: If the Plan satisfied the applicable requirements of section 415 of the Code as in effect for all Limitation Years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the defined benefit plan fraction and defined contribution plan fraction computed under section 415(e)(1) of the Code does not exceed 1.0 for such Limitation Year.

3.20 Excess Amount: The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

3.21 Highest Average Compensation: The average compensation for the three consecutive Years of Service with the Employer that produces the highest average. A Year of Service with the Employer is the Plan Year.

3.22 Limitation Year: A calendar year or the 12 consecutive month period elected by the Employer in the Adoption Agreement. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12 consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

3.23 Projected Annual Benefits: The annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefits are expressed in a form other than a Straight Life Annuity or Qualified Joint and Survivor Annuity) to which the Participant would be entitled under the terms of the Plan assuming:

         (a) the Participant will continue employment until Normal Retirement Age under the Plan (or current age, if later), and

         (b) the Participant's compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

3.24 Employer: For purposes of the Article, Employer shall mean the Employer that adopts this Plan, and all members of a controlled group of corporations (as defined in section 414(b) of the Internal Revenue Code as modified by section 415(h)), all commonly controlled trades or businesses (as defined in section 414(c) as modified by section 415(h)) or affiliated service groups (as defined in section 414(m)) of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under section 414(o) of the Code.

3.25 Master or Prototype Plan: A plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

3.26 Defined Contribution Dollar Limitation: $30,000 or if greater, one-fourth of the defined benefit dollar limitation set forth in section

415(b)(1) of the Code as in effect for the Limitation Year.

                                   ARTICLE IV
                               TOP-HEAVY PROVISION

Note: Provisions of Article IV shall apply only if the Plan is "Top-Heavy" as defined in Article 4.4.

4.1 If the Plan is or becomes Top-Heavy in any Plan Year beginning after December 31, 1983, the provisions of Article IV will supersede any conflicting provisions in the Plan or Adoption Agreement.

4.2 Key Employee: Any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period was an officer of the Employer, if such individual's annual Compensation exceeds 50 percent of the dollar limitation under section 415(b)(1)(A) of the Code, an owner (or considered an owner under section 318 of the Code) of one of the 10 largest interests in the Employer if such individual's Compensation exceeds 100 percent of such dollar limitation under section 415(c)(1)(A) of the Code, a 5 percent owner of the Employer, or a 1 percent owner of the Employer who has annual Compensation of more than $150,000. Annual Compensation means compensation as defined in Article 3.16 of the Plan, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under section 125, section 402(e)(3), section 402(h)(1)(b), or section 403(b) of the Code.

The determination of who is a Key Employee will be made in accordance with section 416(i)(1) of the Code and the regulations thereunder. The determination period for purposes of this Article is the Plan Year containing the Determination Date and the four (4) preceding Plan Years.

4.3 Non-Key Employee: Any Employee who is not a Key Employee as defined in
Article 4.2.

4.4 Top-Heavy Plan: For any Plan Year beginning after December 31, 1983, this Plan is Top-Heavy if any of the following conditions exists:

         (a) If the Top-Heavy Ratio for this Plan exceeds 60 percent and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of Plans.

         (b) If this Plan is part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60 percent.

         (c) If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds
         60 percent.

4.5 Top-Heavy Ratio:

         (a) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer has not maintained any defined benefit plan which during the five (5) year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate, is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed in the five (5) year period ending on the Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any Account Balance distributed in the five (5) year period ending on the Determination Date(s)), both computed in accordance with section 416 of the Code and the regulations thereunder.

         Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under section 416 of the Code and the regulations thereunder.

         (b) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more defined benefit plans which during the five (5) year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissible Aggregation Group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (a) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (a) above, and the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Dates, all determined in accordance with section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the five (5) year period ending on the Determination Date.

         (c) For purposes of (a) and (b) above, the value of Account Balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12 month period ending on the Determination Date, except as provided in section 416 of the Code and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The Account Balances and accrued benefits of a Participant

         (1) who is not a Key Employee but who was a Key Employee in a prior year, or

         (2) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account, will be made in accordance with section 416 of the Code and the regulations thereunder. Deductible Employee Contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of the Account Balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

         The accrued benefit of a Participant other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of section 411(b)(1)(C) of the Code.

         (d) Permissive Aggregation Group: The Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of sections 401(a)(4) and 410 of the Code.

         (e) Required Aggregation Group:

         (1) Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and

         (2) Any other qualified plan of the Employer which enables a plan described in (1) to meet the requirements of sections 401(a)(4) or 410 of the Code.

         (f) Determination Date: For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year.

         (g) Present Value: Present value shall be based only on the interest and mortality rates specified in the Adoption Agreement.

4.6 Minimum Allocation:

         (1) Except as otherwise provided in (3) and (4) below, the Employer Contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent of such Participant's compensation or in the case where the Employer has no defined benefit plan which designates this Plan to satisfy section 401 of the Code, the largest percentage of Employer Contributions and forfeitures, as a percentage of Key Employee's compensation as limited by section 401(a)(17) of the code, allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (i) the Participant's failure to complete 1,000 hours of service (or any equivalent provided in the Plan), or (ii) the Participant's failure to make mandatory Employee Contributions to the Plan, or (iii) compensation less than a stated amount. The minimum allocation required (to the extent required to be nonforfeitable under section 416(b)) may not be forfeited under section 411(a)(3)(B) or 411(a)(3)(D).

         (2) For purposes of computing the minimum allocation, compensation shall mean compensation as defined in the Adoption Agreement as limited by section 401(a)(17) of the Code.

         (3) The provision in (1) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

         (4) The provision in (1) above shall not apply to any Participant to the extent the Participant is covered under any other Plan or Plans of the Employer and the Employer has provided in the Adoption Agreement that the minimum allocation or benefit requirement applicable to Top-Heavy plans will be met in the other Plan or Plans.

4.7 Compensation Limitation: For any Plan Year in which the Plan is Top-Heavy, only the first $150,000 (or such larger amount as may be prescribed by the Secretary or his delegate) of a Participant's annual Compensation shall be taken into account for purposes of determining Employer contributions under the Plan.

4.8 Minimum Vesting Schedule: For any Plan Year in which this Plan is Top-Heavy, one of the minimum vesting schedules as elected by the Employer in the Adoption Agreement will automatically apply to the Plan. The minimum vesting schedule applies to all benefits within the meaning of section 411(a)(7) of the Code except those attributable to Employee contributions, including benefits accrued before the effective date of section 416 and benefits accrued before the Plan became Top-Heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as Top-Heavy changes for any Plan Year. However, this Article 4.8 does not apply to the Account Balances of any Employee who does not have an Hour of Service after the Plan has initially become Top-Heavy and such Employee's Account Balance attributable to Employer contributions and forfeitures will be determined without regard to this Article.

                                    ARTICLE V
                                  CONTRIBUTIONS

5.1 Employee Elective Deferrals: Each Participant may authorize the Employer to reduce his/her compensation by the percentage indicated on the Adoption Agreement (in lieu of receiving cash compensation), and to have such amount deposited in the Participant Elective Deferral Account. Each eligible Participant shall file a written election form with the Plan Administrator prior to the date that he/she becomes a Participant specifying the portion of his/her Compensation that is to be contributed to the Plan as an Elective Deferral. The election of the Participant shall remain in effect unless a new election is filed with the Plan Administrator. Any Participant election under this section
5.1 may not be made retroactively. Further, a participant may elect to commence, modify or terminate Elective Deferrals during the thirty-day (30) period immediately preceding the Plan's entry Date(s) defined in section 1.23 or such other times as designated by the Plan Administrator. No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in section 402(g) of the code in effect at the beginning of such taxable year.

5.2 (a) Employer Matching Contributions: For each Eligible Employee who authorizes Employee Elective Deferrals during the Plan Year, the Employer will pay over to the Trustee an Employer Matching Contribution as set forth in the Adoption Agreement. Employer Matching Contributions are subject to the distribution provisions applicable to Employer Contributions in the underlying plan document. The Employer Contributions will be considered made for a Plan Year if made by the date specified in the applicable regulations and allocated to a Participant's account for the Plan Year.

(b) Employer Qualified Matching Contribution: For each Eligible Employee who authorizes Employee Elective Deferrals during the Plan Year, the Employer will pay over to the Trustee an Employer Qualified Matching Contribution as set forth in the Adoption Agreement. Employer Qualified Matching Contributions are subject to the distribution and nonforfeitability requirements under section 401(k) of the Code when made. The Qualified Matching Contributions will be considered made for a Plan Year if made by the date specified in the applicable regulations and allocated to a Participant's account for the Plan Year.

5.3 Profit Sharing Formula: If the Profit Sharing Formula is selected in the Adoption Agreement, for each taxable year of the Employer, the Employer may contribute to the Plan an amount which for each year, shall be determined at the sole discretion of the Employer. All profit sharing contributions to the Plan may be made without regard to current or accumulated earnings or profit of the Employer for the taxable year or years ending within such year. Although the Employer may contribute to this Plan irrespective of whether it has net profits, the Employer intends the Plan to be a profit sharing plan for all purposes of the Code. Notwithstanding the foregoing however, the Employer's contribution for any taxable year shall not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code Section 404. Contribution for a Plan year shall be allocated to each eligible Employee who completed a year of Service During such Plan year. At the election of the Employer on the Adoption Agreement, an eligible Employee who completed a year of Service may also be required to be employed on the last day of the Plan year in order to have contributions allocated under this Article 5.3.

If elected on the Adoption Agreement, Employer contributions and forfeitures may be integrated with social security contributions made on each participant's behalf.

This plan may not provide for permitted disparity if the Employer maintains any other plan that provides for permitted disparity and benefits any of the same participants.

Employer contributions for the plan year plus any forfeitures will be allocated to participants' accounts as follows:

STEP ONE: Contributions and forfeitures will be allocated to each participant's account in the ratio that each participant's total compensation bears to all participant's total compensation, but not in excess of 3% of each participant's compensation.

STEP TWO: Any contributions and forfeiture remaining after the allocation in Step One will be allocated to each participant's account in the ratio that each participant's compensation for the plan year in excess of the integration level bears to the excess compensation of all participants, but not in excess of 3% of each participant's compensation. For purposes of this Step Two, in the case of any participant who has exceeded the Cumulative Permitted Disparity Limit described below, such participant's total compensation for the Plan Year will be taken into account.

STEP THREE: Any contributions and forfeitures remaining after the allocation in Step Two will be allocated to each participant's account in the ratio that the sum of each participant's total compensation and compensation in excess of the integration level bears to the sum of all participants' total compensation and compensation in excess of the integration level, but not in excess of the profit sharing maximum disparity rate. For purposes of this Step Three, in the case of any Participant who has exceeded the Cumulative Permitted Disparity Limit described below, two times such participant's total Compensation for the Plan Year will be taken into account.

STEP FOUR: Any remaining Employer contributions or forfeitures will be allocated to each participant's account in the ratio that each participant's total compensation for the plan year bears to all participants' total compensation for that year.

The integration level shall be equal to the taxable wage base or such lesser amount elected by the Employer in the Adoption Agreement. The taxable wage base is the contribution and benefit base in effect under section 230 of the Social Security Act at the beginning of the plan year.

Compensation shall mean compensation as defined in section 1.12 of the Plan.

Annual overall permitted disparity limit: Notwithstanding the preceding paragraphs, for any Plan Year this plan benefits any Participant who benefits under another qualified plan or simplified employee pension, as defined in section 408(k) of the Code, maintained by the Employer that provides for permitted disparity (or imputes disparity), Employer contributions and forfeitures will be allocated to the account of each Participant who either completes more than 500 Hours of Service during the Plan Year or who is employed on the last day of the Plan Year in the ratio that such Participant's total Compensation bears to the total Compensation of all Participants.

Cumulative permitted disparity limit: Effective for Plan years beginning on or after January 1, 1995, the Cumulative Permitted Disparity Limit for a participant is 35 total cumulative permitted disparity years. Total cumulative permitted years means the number of years credited to the Participant for allocation or accrual purposes under this Plan, any other qualified plan or simplified employer pension plan (whether or not terminated) ever maintained by the Employer. For purposes of determining the Participant's cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year. If the Participant has not benefitted under a defined benefit or target benefit plan for any year beginning on or after January 1, 1994, the Participant has no cumulative disparity limit.

5.4 (a) General - The Employer may elect to make Qualified Nonelective Contributions under the Plan on behalf of Employees as provided in the Adoption Agreement. Allocation of Qualified Nonelective Contributions shall be made in the ratio in which each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year.

(b) Special - In lieu of distributing Excess Contributions as provided in
Article XI of the Plan, or Excess Aggregate Contributions as provided in Article XII of the Plan, and to the extent elected by the Employer in the Adoption Agreement, the Employer may make Special Qualified Nonelective Contributions on behalf of Non-highly Compensated Employees that are sufficient to satisfy either the Actual Deferral Percentage test or the Average Contribution Percentage test, or both, pursuant to regulations under the Code. Allocation of Special Qualified Nonelective Contributions shall be made to the accounts of only Non-highly Compensated Participants and shall be made in the ratio in which each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year.

5.5 Transmitting of Contributions: All contributions transmitted to the Trust by the Employer, shall be accompanied by written instructions from the Employer specifying the Participants to whose account it is to be credited, the amounts contributed by the Employer, the amounts of Voluntary Contributions contributed by each Participant, and any other relevant information required by the Trustee. The Trustee shall have no right or duty to inquire into the amount for any contributions, but shall be accountable only for funds actually received by the Trust.

5.6 Actual Deferral Percentage: For a specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of:

         (a) the amount of Employer contributions actually paid over to the Trust on behalf of such Participant for the Plan Year to

         (b) the Participant's Compensation for such Plan Year (whether or not the Employee was a Participant for the entire Plan Year). Employer contributions on behalf of any Participant shall include:

         (1) any Elective Deferrals made pursuant to the Participant's deferral election, including Excess Elective Deferrals, but excluding Elective Deferrals that are taken into account in the Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals); and

         (2) at the election of the Employer, Qualified Nonelective Contributions and Qualified Matching Contributions. For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made.

The Actual Deferral Percentage (hereinafter "ADP") for Participants who are Highly Compensated Employees for each Plan Year and the ADP for Participants who are Non-highly Compensated Employees for the same Plan Year must satisfy one of the following tests: (i) The ADP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by 1.25; or
(ii) The ADP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by 2.0, provided that the ADP for Participants who are Highly Compensated Employees does not exceed the ADP for Participants who are Non-highly Compensated Employees by more than two (2) percentage points.

In any Plan Year in which the elections by Eligible Employees would otherwise cause the Elective Deferral Contribution to fail both of the tests described in this Article, the Elective Deferral Contributions by Participants who are Highly Compensated Employees shall be reduced to the extent necessary to satisfy at least one of the tests.

The Percentage of Elective Deferrals for each Participant who is a Highly Compensated Employee shall be the lesser of the percentage otherwise applicable under this Article and Adoption Agreement or the adjusted maximum percentage determined under this Article.

5.7 Special Rules

         (a) The ADP for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) allocated to his/her accounts under two or more arrangements described in section 401(k) of the Code, that are maintained by the Employer shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Nonelective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under section 401(k) of the Code.

         (b) In the event that this Plan satisfies the requirements of sections 401(k), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Article shall be applied by determining the ADP of Employees as if all such plans were a single Plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy section 401(k) of the Code only if they have the same Plan Year.

         (c) For purposes of determining the ADP of a Participant who is a 5 percent owner or one of the 10 most highly-paid Highly Compensated Employees, the Elective Deferrals (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) and Compensation of such Participant shall include the Elective Deferrals (and, if applicable, Qualified Nonelective Contributions and Qualified Matching Contributions, or both) and Compensation for the Plan Year of Family Members, (as defined in section 414(q)(6) of the Code). Family Members with respect to such Highly Compensated Employees, shall be disregarded as separate Employees in determining the ADP both for Participants who are Non-highly Compensated Employees and for Participants who are Highly Compensated Employees.

         (d) For purposes of determining the ADP test, Elective Deferrals, Qualified Non-elective Contributions, and Qualified Matching Contributions must be made before the last day of the 12 month period immediately following the Plan Year to which contributions relate.

         (e) The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of Qualified Non-elective Contributions or Qualified Matching Contributions, or both, used in such test.

         (f) The determination and treatment of the ADP amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

5.8 Hardship Withdrawals of Elective Deferrals: If elected by the Employer on the Adoption Agreement, a distribution of Elective Deferrals (and earning thereon accrued as of December 31, 1988) may be made to a Participant in the event of hardship. For the purpose of this section, hardship is defined as an immediate and heavy financial need of the Employee where such Employee lacks other available resources. Hardship distributions are subject to the spousal consent requirements contained in sections 401(a)(11) and 417 of the Code.

A Participant may withdraw amounts from his/her Elective Deferral Account by transmitting a written request to the Employer at such times and in such a manner as shall be prescribed by the Employer subject to the following provisions:

         (a) The following are the only financial needs considered immediate and heavy:

         (1) deductible medical expenses (within the meaning of section 213(d) of the Code) of the Employee, the Employee's spouse, children, or dependents;

         (2) the purchase (excluding mortgage payments) of a principal residence for the Employee;

         (3) payment of tuition and related education fees for the next 12 months of post-secondary education for the Employee, the Employee's spouse, children or dependents; or

         (4) the need to prevent the eviction of the Employee from, or a foreclosure on the mortgage of, the Employee's principal residence.

         (b) A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Employee only if:

         (1) the Employee has obtained all distributions, other than hardship distributions, and all nontaxable loans under all Plans maintained by the Employer;

         (2) all Plans maintained by the Employer provide that the Employee's Elective Deferrals (and Employee Contributions) will be suspended for 12 months after the receipt of the hardship distribution;

         (3) the distribution is not in excess of the amount of an immediate and heavy financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution); and

         (4) all plans maintained by the Employer provide that the Employee may not make elective deferrals for the Employee's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under section 402(g) of the Code for such taxable year less the amount of such Employee's Elective Deferrals for the taxable year of the hardship distribution.

Only one hardship withdrawal shall be permitted for each Participant during a twelve (12) month period. The withdrawal shall be paid to the Participant as soon as administratively feasible after the Participant's written request is submitted to the Employer and the Participant's account shall be charged accordingly as of such date. No makeup contributions are permitted.

5.9 Contributions Percentage (For Plans with Employer Matching Contributions):
The Average Contribution Percentage for Participants who are Highly Compensated Employees for each Plan Year and the Average Contribution Percentage for Participants who are Non-highly Compensated Employees for the same Plan year must satisfy one of the following tests:

         (a) The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-highly Compensated Employees for the Plan Year multiplied by 1.25; or

         (b) The Average Contribution Percentage of Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Participants who are Non-highly Compensated Employees during the same Plan Year multiplied by 2, provided that the Average Contribution Percentage for Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Participants who are Non-highly Compensated Employees by more than two (2) percentage points.

5.10 Definitions:

         (a) "Aggregate Limit" shall mean the sum of:

         (1) 125 percent of the greater of the ADP of the Non-highly Compensated Employees for the Plan Year or the ACP of Non-highly Compensated Employees under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the Plan Year of the CODA; and

         (2) the lesser of 200 percent or two plus the lesser of such ADP or ACP.

         (3) "Lesser" is substituted for "greater" in "(1)" above, and "greater" is substituted for "lesser" after "two plus the" in "(2)" if it would result in a larger Aggregate Limit.

         (b) "Average Contribution Percentage" shall mean the average of the Contribution Percentages of the Eligible Participants in a group.

         (c) "Contribution Percentage" shall mean the ratio (expressed as a percentage) of the Participant's Contribution Percentage. Amounts to the Participant's compensation for the Plan Year (whether or not the Employee was a Participant for the entire Plan Year).

         (d) "Contribution Percentage Amounts" shall mean the sum of the Employee Contributions, Matching Contributions, and Qualified Matching Contributions (to the extent not taken into account for purposes of the ADP test) made under the Plan on behalf of the participant for the Plan Year. Such Contribution Percentage Amounts shall not include matching contributions that are forfeited either to correct Excess Aggregate contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions. If so elected in the Adoption Agreement, the Employer may include Qualified Nonelective Contributions in the Contribution Percentage Amounts. The Employer also may elect to use Elective Deferrals in the Contribution Percentage Amounts so long as the ADP test is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of these Elective Deferrals that are used to meet the ACP test.

         (e) "Eligible Participant" shall mean any Employee who is eligible to make an Employee Contribution, or an Elective Deferral (if the Employer takes such contributions into account in the calculation of the Contribution Percentage), or to receive a Matching Contribution (including forfeitures), or a Qualified Matching Contribution. If an Employee Contribution is required as a condition of Participation in the Plan, any Employee who would be a Participant in the Plan, if such Employee made such a contribution shall be treated as an eligible Participant on behalf of whom no Employee Contributions are made.

         (f) "Employee Contribution" shall mean any contribution made to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.

         (g) "Matching Contribution" shall mean an Employer contribution made to this or any other defined contribution plan on behalf of a Participant on account of an Employee Contribution made by such Participant, or on account of a Participant's Elective Deferral, under a Plan maintained by the Employer.

5.11 Special Rules:

(a) Multiple Use: If one or more Highly Compensated Employees participate in both a CODA and a plan subject to the ACP test maintained by the Employer and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both test exceeds the Aggregate Limit, then the ACP of those Highly Compensated Employees who also participate in a CODA will be reduced (beginning with such Highly Compensated Employee whose ACP is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP test. Multiple use does not occur if both the ADP and ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP of the Non-highly Compensated Employees.

(b) For purposes of this section, the Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his or her account under two or more plans described in section 410(a) of the Code, or arrangements described in section 401(k) of the Code that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under section 401(m) of the Code.

(c) In the event that this Plan satisfies the requirements of sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this section shall be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy section 401(m) of the Code only if they have the same Plan Year.

(d) For purposes of determining the Contribution Percentage of a Participant who is a five percent owner or one of the ten most highly paid Highly Compensated Employees, the Contribution Percentage Amounts and Compensation of such Participant shall include the Contribution Percentage Amounts and Compensation for the Plan Year of Family Members (as defined in section 414(q)(6) of the Code). Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate Employees in determining the Contribution Percentage both for Participants who are Non-highly Compensated Employees and for Participants who are Highly Compensated Employees.

(e) For purposes of determining the Contribution Percentage test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the Trust. Matching Contributions and Qualified Non-elective Contributions will be considered made for a Plan Year if made no later than the end of the twelve (12) month period beginning on the day after the close of the Plan Year.

(f) The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified Non-elective Contributions or Qualified Matching Contributions, or both, used in such test.

(g) The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

5.12 Control of Trade or Business by the Owner-Employee: If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business for which the Plan is established and one or more other trades of business, this Plan and the Plan established for other trades or businesses must, when looked at as a single Plan, satisfy Sections 401(a) and (d) for the Employees of this and all other trades or businesses.

If the Plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades or businesses, the Employees of the other trades or businesses must be included in a Plan which satisfies Sections 401(a) and (d) and which provides contributions and benefits not less favorable than provided for Owner-Employees under this Plan.

If an individual is covered as an Owner-Employee under the Plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the Employees under the Plan of the trades or businesses which are controlled must be as favorable as those provided for him/her under the most favorable Plan of the trade or business which is not controlled.

For purposes of the preceding paragraphs, an Owner-Employee, or two or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or two or more Owner-Employees together:

         (a) own the entire interest in an incorporated trade or business, or

         (b) in the case of a partnership, own more than 50 percent of either the capital interest or the profit interest in the partnership.

For purposes of the preceding sentence, an Owner-Employee, or two or more Owner-Employees, shall be treated as owning an interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employee, are considered to control within the meaning of the preceding sentence.

5.13 Timing of Contribution: Any contribution of the Employer in respect of any Plan Year shall be paid to the Trust in one or more installments not later than the time prescribed by law for filing the Employer's federal income tax returns, including extensions thereof.

5.14 Forfeitures: Pursuant to the Employer's election on the Adoption Agreement, forfeitures will be either re-allocated in the ratio that the Compensation of each Participant bears to that of all Participants or used to reduce Employer contributions for the next Plan Year.

5.15 Forfeitures-Withdrawal of Employee Contributions: No forfeitures will occur solely as a result of an Employee's withdrawal of Employee contributions.

5.16 Reinstatement of Benefit: If a benefit is forfeited because the Participant or Beneficiary cannot be found, such benefit will be reinstated if a claim is made by the Participant or Beneficiary.

5.17 No loss of Employee Contributions: In no event, can the Employer terminate the rights of the Participant or the Participant's Beneficiary to the Account Balance of the Participant's Voluntary Benefit Account.

5.18 Separate Accounting: The Trustee will maintain a separate account for each Employee to which will be credited the Employer contributions and earnings thereon.

5.19 Annual overall permitted disparity limit: Notwithstanding the preceding paragraphs, for any Plan year this Plan benefits any Participant who benefits under another qualified plan or simplified employee pension, as defined in section 408(k) of the Code, maintained by the Employer that provides for permitted disparity (or imputes disparity), Employer contributions and forfeitures will be allocated to the account of each Participant who meets the requirements for receiving an Employer contribution, as listed on the Adoption Agreement, in the ratio that such Participant's total Compensation bears to the total Compensation of all Participants.

Cumulative permitted disparity limit: Effective for Plan Years beginning on or after January 1, 1995, the cumulative permitted disparity limit for a Participant is 35 total cumulative permitted disparity years. Total cumulative permitted years means the number of years credited to the Participant for allocation or accrual purposes under this Plan, any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by the Employer. For purposes of determining the Participant's cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year. If the Participant has not benefitted under a defined benefit or target benefit plan for any year beginning on or after January 1, 1994, the Participant has no cumulative disparity limit.

Compensation shall mean compensation as defined in Article 3.16 of the Plan.

5.20 The provisions of the CODA may be made effective as of the first day of the Plan Year in which the CODA is adopted. However, under no circumstances may a salary reduction agreement or other deferral mechanism be adopted retroactively.

5.21 An Employee's eligibility to make Elective Deferrals under CODA may not be conditioned upon the completion of more than one (1) Year of Service or the attainment of more than age twenty-one (21). No contributions or benefits (other than Matching Contributions or Qualified Matching Contributions) may be conditioned upon an Employee's Elective Deferrals.

                                   ARTICLE VI
                             PARTICIPANT'S ACCOUNTS

6.1 Master Employer Directed Account: Pursuant to the Employer's election on the Adoption Agreement to establish a Master Employer Directed Account, the Trustee shall set up a single Master Employer Directed Account with subaccounting for each Participant. The contributions for the year shall be credited to the account at the time the contribution is made, but in any event not later than 2-1/2 months after the end of the Plan Year (or the date of the Employer tax filing) with respect to which contribution is made or such other times as provided in the applicable regulations under the Code.

6.2 Employee Directed Account: Pursuant to the Employer's election on the Adoption Agreement to establish Employee Directed Accounts, the Trustee shall set up an Employee Directed Account for each Participant. The contributions for the year shall be allocated to the Employee Directed Accounts at the time the contribution is made, not later than 2 1/2 months (or the date of the Employer tax filing) following the end of the Plan Year with respect to which the contribution is made or such other time as provided in the applicable regulations under the Code.

6.3 Establishment of Participant Accounts, Employer Matching Account, and Employer Optional Contribution Accounts: The amount deferred by Participant under Article V shall be turned over to the Trustee to be held in the Employee Directed Account or Master Employer Directed Account(s) for the Participant called a Participant

Cash Deferral Account. The amount deferred by each Participant shall always be nonforfeitable The Amount contributed, if any, by the Employer on behalf of each Participant will be turned over to the Trustee to be held in an account(s) or subaccounts for the Participant called an Employer Matching Account or Employer Optional Contributions Account.

Contributions by each Participant shall be allocated to an individual or subaccount established for him/her when such contributions are made Contributions by the Employee shall be made no later than 30 days after the Plan Year or such other time as provided in the applicable regulations under the Code.

6.4 Computing Vested Interest:

         (a) Except as noted in the Adoption Agreement, all Years of Service shall be included for determining vested interest.

         (b) For purposes of computing an Employee's non-forfeitable right to the Account Balance derived from Employer contributions, Years of Service and Breaks in Service will be measured by the Plan Year.

6.5 Vested Break in Service:

         (a) 1 Year Holdout: In the case of a Participant who has incurred a one-year Break in Service, Years of Service before such break will not be taken into account until the Participant has completed a Year of Service after such Break in Service.

         (b) Vesting in Pre-Break and Post-Break Account: In the case of a Participant who has five (5) or more consecutive one-year Breaks in Service, all service after such Breaks in Service will be disregarded for the purpose of vesting the Employer-derived Account Balance that accrued before such Breaks in Service.

         Such Participant's pre-break will count in vesting for the post-break Employer-derived accrued benefit only if either:

         (1) such Participant has any nonforfeitable interest in the accrued benefit attributable to the Employer contributions at the time of separation from service, or

         (2) upon returning to service the number of consecutive one-year Breaks in Service is less than the number of years of Service.

         Separate accounts will be maintained for the Participant's pre-break and post-break Employer-derived Account Balance Both accounts will share in the earnings and losses of the fund.

         (c) Vesting Break in Service - Rule of Parity: In the case of a Participant who has five or more consecutive one-year Breaks in Service, the Participant's pre-break service will count in vesting of the Employer-derived accrued benefit only if either:

         (1) such Participant has any nonforfeitable interest in the accrued benefit attributable to the Employer contributions at the time of separation from service, or

         (2) upon returning to service the number of consecutive one-year Breaks in Service is less than the number of years of Service.

         (d) In order to determine the vested interest of a Participant after a Break in Service, the following shall apply:

         (1) If the Employer has elected in the Adoption Agreement to credit Service based on Elapsed Time, then, for purposes of the vesting schedule selected in the Adoption Agreement, the crediting of Service shall be subject to the following:

         (a) If a Participant who has voluntarily terminated employment or has been discharged by the Employer returns to employment and is credited with an Hour of Service on or before incurring a Period of Severance (consisting of less than 12 consecutive months), the Participant will receive credit for the time elapsed during such absence;

         (b) If a Participant is absent for a reason other than termination or discharge and then voluntarily terminates or is discharged, the date on which the Participant must first be credited with an Hour of Service to receive credit for the time elapsed during such absence is the first anniversary of the first day of absence;

         (c) If a Participant has a Period of Severance of five (5) years or more, then Service after such Period of Severance shall not be taken into account for purposes of determining the nonforfeitable percentage of the Participant's Accrued Benefit derived from Employer Contributions which accrued prior to such Period of Severance.

         (2) If the Employer has elected in the Adoption Agreement to credit Service based on Hours of Service and Years of Service, then, for purposes of the vesting schedule selected in the Adoption Agreement, the crediting of Service shall be determined as follows:

         (a) In the case of a participant who has five (5) consecutive one-year Breaks in Service, all years of Service after such breaks in Service shall be disregarded for purposes of determining the participant's Vested Accrued Benefit derived from Employer Contributions which accrued before such breaks, but both pre-break and post-breaks Service shall count for purposes of determining the Participant's vested Accrued Benefit derived from Employer Contributions accruing after such breaks. Both accounts shall share in the earnings and losses of the Trust;

         (b) In the case of a Participant who does not have five (5) consecutive one-year Breaks in Service, both the pre-break and post-break Service shall count in determining both the Participant's pre-break and post-break Vested Accrued Benefit derived from Employer Contributions.

6.6 Vesting on Distribution Before Break in Service.

         (a) If an Employee terminates service, and the value of the Employee's vested Account Balance derived from Employer and Employee contributions is not greater then $3,500, the Employee will receive a distribution of the value of the entire vested portion of such Account Balance and the nonvested portion will be treated as a forfeiture. For purposes of this Article, if the value of an Employee's vested Account Balance is zero, the Employee shall be deemed to have received a distribution of such vested Account Balance. A Participant's vested Account Balance shall not include accumulated deductible employee contributions within the meaning of section 72(o)(5)(B) of the Code for Plan Years beginning prior to January 1, 1989.

         (b) If an Employee terminates service, and elects (with his or her spouse's consent) to receive the value of the Employee's vested Account Balance, the nonvested portion will be treated as a forfeiture. If the Employee elects to have distributed less than the entire vested portion of the Account Balance derived from Employer contributions, the part of the nonvested portion of such account that will be treated as a forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Employer contributions and the denominator of which is the total value of the vested Employer-derived Account Balance.

         (c) If an Employee receives or is deemed to receive a distribution pursuant to this Article and the Employee resumes employment covered under this Plan, the Employee's Employer-derived Account Balance will be restored to the amount on the date of the distribution, if the Employee repays to the Plan the full amount of the distribution attributable to Employer contributions before the earlier of five (5) years after the first date on which the Participant is subsequently re-employed by the Employer or the date the Participant incurs five (5) consecutive one-year Breaks in Service following the date of the distribution. If an Employee is deemed to receive a distribution pursuant to this Article, and the Employee resumes employment covered under this Plan before the date the Participant incurs five (5) consecutive one-year Breaks in Service, upon the reemployment of such Employee, the Employer-derived Account Balance of the Employee will be restored to the amount on the date of such deemed distribution.

         (d) If the value of a Participant's vested Account Balance derived from Employer and Employee contributions exceeds (or at the time of any prior distribution exceeded) $3,500, and the Account Balance is immediately distributable, the Participant and the Participant's spouse (or where either the Participant or the spouse has dies, the survivor) must consent to any distribution of such Account Balance The consent of the Participant and the Participant's spouse shall be obtained in writing within the 90-day period ending on the Annuity Starting Date. The Annuity Starting Date is the first day of the first period for which an amount is paid in an annuity or any other form. The Plan Administrator shall notify the Participant and the Participant's spouse of the right to defer any distribution until the Participant's Account Balance is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Code Section 417(a)(3), and shall be provided no less than 30 days and no more than 90 days prior to the Annuity Starting Date. However, distribution may commence less than 30 days after the notice described in the preceding sentence is given, provided the distribution is one to which sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution option, (and, if applicable, a particular distribution option), and the Participant, after receiving the notice, affirmatively elects a distribution.


Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the Account Balance is immediately distributable. (Furthermore, if payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to the Participant pursuant to Article XX of the Plan, only the Participant need to consent to the distribution of an Account Balance that is immediately distributable.) Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy section 401(a)(9) or section 415 of the Code. In addition, upon termination of this Plan if the Plan does not offer an annuity option (purchased from a commercial provider), and if the Employer or any entity within the same controlled group as the Employer does not maintain another defined contribution (other than an employee stock ownership plan as defined in section 4975(e)(7) of the Code), the Participant's Account Balance will, without the Participant's consent be distributed to the Participant. However, if any entity within the same controlled group as the Employer maintains another defined contribution plan (other than an Employee Stock Ownership Plan as defined in section 4975(e)(7) of the Code), then the Participant's Account Balance will be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution.

An Account Balance is immediately distributable if any part of the Account Balance could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased), the later of Normal Retirement Age or age 62. For purposes of determining the applicability of the foregoing consent requirements to distributions made before the first day of the first Plan Year beginning after December 31, 1988, the Participant's vested Account Balance shall not include amounts attributable to accumulated deductible employee contributions within the meaning of section 72(o)(5)(B) of the Code.

                                   ARTICLE VII
                                    VALUATION

7.1 Valuations: The assets of the Plan will be valued annually at fair market value as of the last day of the Plan Year. On such date, the earnings and losses of the Plan will be allocated to each Participant's account in the ratio that such Account Balance bears to all account balances. Such Valuations may consist of copies of regularly issued broker-dealer statements, copies of insurance company summary account statements and copies of account statements representing other lawful trust investment administratively acceptable to the Trustee, including, but not limited to mutual fund statements. For purposes of this Article, the Trustee's determination shall be final and conclusive.

7.2 Allocation: Net income or net loss shall be ascertained by the Employer or agent and shall mean the profits (from sales of assets) and income actually realized and received less any losses and expenses actually incurred and paid plus any net increases or minus any net decreases in the value of the assets even though not actually realized or received or incurred and paid; provided that in valuing the assets of each Participant's Account in the Trust, expenses of liquidation shall be considered.

A Participant's Account Balance shall be adjusted as of each Valuation Date, in accordance with this Article, based on the performance of the investment fund or funds selected by the Participant. Any adjustment of Account Balances for appreciation or depreciation of an investment fund shall be deemed to have been made as of the Valuation Date on which the adjustment relates, notwithstanding they are actually made as of a later date.

7.3 Accounting for the Allocations: The Trustee may establish accounting procedures for the purpose of making allocations, valuations, and adjustments to the Participant's Accounts provided for in this Article. From time to time, the Trustee may modify its accounting procedures for the purpose of achieving equitable and nondiscriminatory allocations among the Accounts of Participants in accordance with the general concepts of the Plan and the provisions of this Article.


7.4 Additional Employer Contributions: If, with respect to any Plan Year, any Participant's Account is credited with an incorrect amount of Employer Contributionsor earnings to which such Participant is entitled under the Plan, or if an error is made with respect to the investment of the assets of the Trust Fund, which error results in an incorrect amount being credited to a Participant's Account, remedial action may be taken in accordance with this paragraph In such event, the Plan may adjust such account balances which would have existed had no such error been made Further, the Employer may make additional contributions to the Account of any affected participant to place the affected Participant's Account in the position that would have existed if the error had not been made. Any Account adjustments or additional contributions made under this section of the Plan shall be made on a uniform and non-discriminatory basis.

                                  ARTICLE VIII
                                   INVESTMENTS

8.1 Employee Directed Accounts: Pursuant to the Participant's direction or the direction of their designated Agent, the Trustee shall invest and reinvest all or any part of the Participant's Employee Directed Account, and/or Voluntary Benefit Account in:

         (a) securities obtainable through a stockbroker selected by the Employer and approved by the Trustee either "over the counter" or on a recognized exchange. This Plan allows the acquisition or holding of qualifying Employer securities or qualifying Employer real property which are administratively acceptable to the Trustee,

         (b) life insurance, endowment, or annuity contracts,

         (c) limited partnership investments (value of such limited partnerships cannot exceed the vested value of the Participant's Employee Directed Account),

         (d) other lawful trust investments, which are administratively acceptable to the Trustee,

         (e) any combination of the above, without any duty to diversify. Identification of an investment as administratively acceptable or not administratively acceptable does not constitute a determination by the Trustee of the prudence or advisability of the investment nor does the Trustee provide investment advice, recommend, or evaluate the merits or suitability of any investment.

The Plan Administrator may adopt rules applied on an equitable and nondiscriminatory basis regarding the transfer of assets to and/or from any investment funds selected by the Participant. All investment transfers of assets must be initiated by a written election submitted by the Participant to the Plan Administrator. The Plan Administrator shall direct the Trustee to transfer moneys or other property from the appropriate investment fund(s) to the other investment fund(s). Such transfer shall be processed in accordance with uniform rules therefore established by the Plan Administrator, as soon as administratively feasible after the Participant's written request is submitted to the Plan Administrator.

8.2 Master Employer Directed Account: Pursuant to the direction of the Employer indicated on the Adoption Agreement or the Employer's designated Agent, the Trustee shall invest and reinvest all or any part of the Trust Fund in:

         (a) securities obtainable through the brokerage firm named in the Adoption Agreement (or any other stockbroker selected by the Employer and approved by the Trustee) either "over the counter" or on a recognized exchange. This Plan allows the acquisition or holding of qualifying Employer securities or qualifying Employer real property which are administratively acceptable to the Trustee,

         (b) life insurance endowment or annuity contracts,

         (c) other lawful trust investments, which are administratively acceptable to the Trustee, or

         (d) any combination of the above. Identification of an investment as administratively acceptable or not administratively acceptable does not constitute a determination by the Trustee of the prudence or advisability of the investment nor does the Trustee provide investment advice, recommend, or evaluate the merits or suitability of any investment.

8.3 Investment of Voluntary Benefit Account: The accounting of all Voluntary Benefit Accounts shall be kept separate from Employee Directed Account or Master Employer Directed Account. The investment of Voluntary Benefit Account shall be directed by the Participant in accordance with Article 8.1 above, if applicable.

                                   ARTICLE IX
                             VOLUNTARY CONTRIBUTIONS

9.1 Right to Make Voluntary Contributions: Each Employee who is a Participant and who renders service during the year, may elect to make Voluntary Contributions hereunder, if the right to make such contributions is indicated on the Adoption Agreement. Such contributions shall be credited by the Trustee when received to a separate Voluntary Benefit Account maintained for the Participant in the Trust.

9.2 Amount of Voluntary Contributions: The Participant will, in no event, be permitted to make Voluntary Contributions which, in the aggregate, exceed 10 percent of his/her Compensation while a Participant in this Plan or any other Plan of the Employer qualified under Section 401(a) of the Internal Revenue Code. However, regardless of the 10 percent limitation referenced above, the amount of Voluntary Contributions the Participant is permitted to make will be subject to the Average Contribution Percentage test described in Article 5.9.

9.3 Election to Make Voluntary Contribution: A Participant shall elect to make Voluntary Contributions in any manner approved by the Employer which is consistent with the orderly administration of the Plan. The percentage of amount specified in the election shall be withheld by the Employer from the paychecks of each such electing Participant and turned over to the Trustee. The election may be revoked in any manner determined by the Employer. A subsequent election to contribute or a change in the basis of contribution may be made only as provided for in an original election. The Employer may, from time to time, permit Participants to make Voluntary Contributions other than withholding Voluntary Contributions and earnings therein will be nonforfeitable at all times.

9.4 Benefits Payable from Voluntary Contributions: Each Participant shall have a fully vested and nonforfeitable right to his/her Voluntary Benefit Account. The Account Balance shall be paid to the Participant upon retirement, death, disability, or other termination of Employment in the form prescribed by in
Article XIV.

9.5 Withdrawals from Voluntary Benefit Account: With no less than 90 days advance notice to the Employer effective when delivered to the Employer, a Participant may withdraw all or any portion of his Voluntary Contribution Account and the actual earnings thereon. If the Plan maintains sub-accounts with respect to Voluntary Contributions (and earnings thereon) which were made on or before a specified date, a Participant shall be permitted to designate which sub-account shall be the source of his withdrawal. The amount of the withdrawal shall not exceed the lesser of:

         (a) the aggregate amount of such contributions but not including any earnings (including capital appreciation) thereon; or

         (b) the value of the Participant's Voluntary Benefit Account.

The notice required by this Article shall be in writing and shall specify the amount to be withdrawn in percentage of total Account Balance as of the effective date of the notice or shall be given in some other suitable manner. Such notice shall not be revocable or amendable after delivery to the Employer; provided, however, that it shall be revoked automatically upon retirement, termination of employment for reason of disability or otherwise, or death of the

Participant prior to its effective date. The amount withdrawn shall be paid by the Trustee in cash, or in kind, as permissible by the Plan, to the withdrawing Participant and shall be charged to the Participant's Voluntary Benefit Account as the date of withdrawal. Notwithstanding any other condition set forth in this Article, a Participant must obtain the consent of his or her spouse, if any, within the 90 day period prior to any withdrawal from the Participant's Voluntary Benefit Account.

9.6 The Plan will not allow or accept deductible employee contributions. In addition, deductible contributions may not be transferred/rolled over to this plan.

                                    ARTICLE X
                        DISTRIBUTION OF EXCESS DEFERRALS

10.1 A Participant may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Plan Administrator on or before the date specified in Article 10.3 of the amount of the Excess Elective Deferrals to be assigned to the Plan. Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose account Excess Elective Deferrals were assigned for the preceding year and who claims excess Elective Deferrals for such taxable year. A participant is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this Plan and any other plans of the Employer.

10.2 Definitions:

         (a) "Elective Deferrals" for purposes of this Article shall mean any Employer contributions made to the Plan at the election of the Participant, in lieu of cash compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferral is the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified CODA as described in section 401(k) of the Code, any simplified, simplified Employee pension cash or deferred arrangement as described in Section 402(h)(1)(B), any eligible deferred compensation plan under Section 457, any plan as described under Code Section 501(c)(18), and any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Section 403(b) pursuant to a salary reduction agreement. Elective deferrals shall not include any deferrals properly distributed as excess annual additions.

         (b) "Excess Elective Deferrals" shall mean those Elective Deferrals that are includable in a Participant's gross income under section 402(g) of the Code to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as Annual Additions under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year.

10.3 Claims: The Participant's claim shall be in writing; shall be submitted to the Plan Administrator no later than March 1; shall specify the Participant's Excess Deferral Amount for the preceding calendar year; and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Deferral Amounts, when added to amounts deferred under other plans or arrangements described in sections 401(k), 408(k) or 403(b) of the Code, exceeds the limit imposed on the Participant by section 402(g) of the Code for the year in which the deferral occurred.

10.4 Determination of Income or Loss: Excess Elective Deferrals shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Elective Deferrals is the sum of:

         (a) income or loss allocable to the Participant's Elective Deferral account for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Elective Deferrals for the year and the denominator is the Participant's account balance attributable to Elective Deferrals without regard to any income or loss occurring during such taxable year; and

         (b) ten percent of the amount determined under (a) multiplied by the number of whole calendar months between the end of the Participant's taxable year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

                                   ARTICLE XI
                      DISTRIBUTION OF EXCESS CONTRIBUTIONS

11.1 Notwithstanding any other provision of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Employer maintaining the Plan with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such employees. Excess Contributions shall be allocated to Participants who are subject to the family member aggregation rules of section 414(q)(6) of the Code among the family members in proportion to the Elective Deferrals (and amounts treated as Elective Deferrals) of each family member that is combined to determine the combined Actual Deferral Percentage. Excess Contributions (including amounts recharacterized) shall be treated as Annual Additions under the Plan.

11.2 Excess Contributions shall mean, with respect to any Plan Year, the excess of:

         (a) The aggregate amount of Employer contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over

         (b) The maximum amount of such contributions permitted by the ADP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the ADPs, beginning with the highest of such percentages).

11.3 Determination of Income or Loss: The Excess Contributions shall be adjusted for income or loss up to the date of distribution. The income or loss allocable to Excess Contributions is the sum of:

         (a) income or loss allocable to the Participant's Elective Deferral Account (and, if applicable, the Qualified Non-elective Contribution Account or the Qualified Matching Contributions Account or both) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the year and the denominator is the Participant's Account Balance attributable to Elective Deferrals (and Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if any of such contributions are included in the ADP test) without regard to any income or loss occurring during such Plan Year; and

         (b) ten percent of the amount determined under (a) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

11.4 Accounting for Excess Contributions: Excess Contributions shall be distributed from the Participant's Elective Deferral Account and Qualified Matching Contribution Account (if applicable) in proportion to the Participant's Elective Deferrals and Qualified Matching Contributions (to the extent used in the ADP test) for the Plan Year. Excess Contributions shall be distributed from the Participant's Qualified Non-elective Contribution Account only to the extent that such Excess Contributions exceed the balance in the Participant's Elective Deferral Account and Qualified Matching Contribution Account.

11.5 Recharacterization: If the Employer has elected on the Adoption Agreement to allow Participants to make Voluntary Contributions, a Participant may treat his or her Excess Contributions as an amount distributed to the Participant and then contributed by the Participant to the Plan. Recharacterized amounts will remain nonforfeitable and subject to the same distribution requirements as Elective Deferrals. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that such amount in combination with other Employee Contributions made by the Employee would exceed any stated limit under the Plan on Employee Contributions.

Recharacterization must occur no later than 2 1/2 months after the last day of the Plan Year in which such Excess Contributions arose and is deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participant for the Participant's tax year in which the Participant would have received them in cash.

                                   ARTICLE XII
                             DISTRIBUTION OF EXCESS
                             AGGREGATE CONTRIBUTIONS

12.1 Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions of Participants who are subject to the family member aggregation rules shall be allocated among the family members in proportion to the Employee and Matching Contributions (or amount treated as Matching Contributions) of each family member that is combined to determine the combine ACP. If such Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as Annual Additions under the Plan.

12.2 Excess Aggregate Contributions shall mean, with respect to any Plan Year, the excess of:

         (a) The aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

         (b) The maximum Contribution Percentage Amounts permitted by the Average Contribution Percentage test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their contribution percentages beginning with the highest of such percentages). Such determination shall be made after first determining Excess Elective Deferrals pursuant to Article X and then determining Excess Contributions pursuant to Article XI.

12.3 Determination of Income or Loss: Excess Aggregate Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Aggregate Contributions is the sum of:

         (a) income or loss allocable to the Participant's Employee Contribution

         Account, Matching Contribution Account, Qualified Matching Contribution Account (if any, and if all amounts therein are not used in the ADP test) and, if applicable, Qualified Non-elective Contribution Account and Elective Deferral Account for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year and the denominator is the Participant's Account Balance(s) attributable to Contribution Percentage Amounts without regard to any income or loss occurring during such Plan Year; and

         (b) ten percent of the amount determined under (a) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

12.4 Accounting for Excess Aggregate Contributions: Excess Aggregate Contributions shall be distributed from the Participant's Employee Contribution Account, and forfeited if otherwise forfeitable under the terms of the Plan (or, if not forfeitable, distributed) from the Participant's Matching Contribution Account in proportion to the Participant's Employee Contributions and Matching Contributions for the Plan Year.

12.5 Allocation of Forfeitures:

Forfeitures of Excess Aggregate Contributions: Forfeitures of Excess Aggregate Contributions may either be reallocated to the accounts of Non-highly Compensated Employees or applied to reduce employer contributions, as designated by the employer in the Adoption Agreement.

Notwithstanding the foregoing, no forfeitures arising under this Article shall be allocated to the account of any Highly Compensated Employee.

                                  ARTICLE XIII
                            DISTRIBUTION REQUIREMENTS

13.1 Elective Deferrals, Qualified Non-elective Contributions, and Qualified Matching Contributions, and income allocable to each are not distributable to a Participant or his or her Beneficiary or Beneficiaries in accordance with such Participant's or Beneficiary or Beneficiaries election, earlier than upon separation from service, death, or disability. Such amounts may also be distributed upon:

         (a) Termination of the Plan without the establishment of another defined contribution plan, other than an employee stock ownership plan (as defined in section 4975(e) or section 409 of the Code) or a simplified employee pension plan as defined in section 408(k).

         (b) The disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of section 409(d)(2) of the Code) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets.

         (c) The disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of section 409(d)(3) of the Code) if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary.

         (d) The attainment of age 59 1/2 in the case of a profit sharing plan.

         (e) The hardship of the Participant as described in Article 5.8.

         (f) All distributions that may be made pursuant to one or more of the foregoing distributable events are subject to the spousal and participant consent requirements (if applicable) contained in sections 401(a)(11) and 417 of the Code. In addition, distributions after March 31, 1988, that are triggered by any of the first three events enumerated above must be made in a lump sum.

                                   ARTICLE XIV
                         OTHER DISTRIBUTION REQUIREMENTS

14.1 Subject to Article XX, Joint and Survivor Annuity Requirements (if applicable), the requirements of this Article shall apply to any distribution of a Participant's Account Balance and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this Article apply to calendar years beginning after December 31, 1984. All distributions required under this Article shall be determined and made in accordance with the proposed regulations under section 401(a)(9), including the minimum distribution incidental benefit requirement of section 401(a)(9)-2 of the proposed regulations.

14.2 Distribution Options: The Employer has the sole responsibility to select the distribution options under the Adoption Agreement. In no event shall a participant be entitled to a distribution option under this Article 14.2 unless that option has been selected by the Employer on the Adoption Agreement. A Participant who ceases to be an Employee for any reason shall be entitled to receive his nonforfeitable portion of his Account Balance. A Participant's Beneficiary shall be entitled to receive the Participant's Account Balance, as provided under Article 14.4, in the event of the participant's death. Subject to the requirements of Article 6.6(d) if the Participant's Vested Account Balance exceeds $3,500, a Participant or Beneficiary who is entitled to payment under this Article may elect one of the following options:

         (a) To receive a lump sum payment equal to the nonforfeitable portion of the Participant's Account Balance determined as of the Valuation Date immediately following the date he ceases to be an Employee. Such payment shall commence as soon as administratively feasible following the date the Participant ceases to be an Employee. The payment shall be equal to the Participant's Account Balance as of such Valuation Date plus deposits and less withdrawals to the Participant's account since such Valuation Date. Notwithstanding the foregoing, for purposes of determining the Participant's Account Balance, if appropriate, the Account Balance shall reflect any appreciation or depreciation of an investment fund (selected by the Participant) and shall be deemed to have been made as of the Valuation Date on which the adjustments relate, notwithstanding they are actually made as of a later date;

         (b) To receive a lump sum payment equal to the nonforfeitable portion of the Participant's Account Balance, as of any Valuation Date specified under paragraph (a) above, as requested by the Participant but not beyond the required Beginning Date.

         Such payment shall commence as soon as administratively feasible after the Participant's written request. The payment shall be equal to the nonforfeitable portion of the Participant's Account Balance as of such Valuation Date, plus deposits and less withdrawals to the Participant's accounts since such Valuation Date.

         Notwithstanding the foregoing, for purposes of determining the Participant's Account Balance, if appropriate, the Account Balance shall reflect any appreciation or depreciation of an investment fund (selected by the Participant) and shall be deemed to have been made as of the Valuation Date on which the adjustments relate, notwithstanding they are actually made as of a later date.

         (c) To receive substantially equal installments in a frequency selected by the Participant (but limited to monthly, quarterly, semi-annually, or annually) over a designated period not to exceed ten years. Initial payment shall be made as soon as administratively feasible following the Participant's written request. Subject to Article 14.8, payments shall continue to the Participant's Beneficiary after his death until his entire Account Balance has been distributed. A Participant (or Beneficiary in the event of death) may elect to receive the unpaid Account Balance in a lump sum payment as of any future Valuation Date by submitting a written request to the Plan Administrator. Notwithstanding any contrary provision of this Plan, the distribution option under this paragraph (c) is available only to Participants who cease to be an Employee due to Retirement (Early or Normal), Death, or Disability.

         (d) To receive an annuity for the life of the Participant, if the Participant is unmarried, or a Joint and Survivor Annuity, if the Participant is married, subject to the requirements of Article XX.

         (e) To receive a life annuity with minimum payments guaranteed (period certain) under which benefit payments will commence on the Participant's actual retirement date and continue during his lifetime with the stipulation that if the minimum number of payments (as selected on the Adoption Agreement) have not been received prior to the Participant's death, payments in the same amount will be continued to a designated Beneficiary until the total number of benefit payments received by the Participant and/or his Beneficiary equals the minimum number selected.

14.3 Participant's Distribution Election: The Plan Administrator shall advise the Participant (or Beneficiary in the event of death) of his payment options. The Participant (or Beneficiary in the event of death) shall, prior to the commencement of benefit payments, instruct the Plan Administrator in writing how payment is to be made as permitted under Article 14.2. An election may be revoked and a new election may be filed in writing with the Plan Administrator any time prior to the commencement of benefits.

If a distribution is one to which sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

         (1) the Plan Administrator clearly informs the Member that the Member has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

         (2) the Member, after receiving the notice, affirmatively elects a distribution.

14.4 Limits on Settlement Options: In order to satisfy the minimum distribution requirements under Code Section 401(a)(9) only, the following restrictions apply. As of the first distribution calendar year, distributions, if not made in a lump sum, may only be made over one of the following periods:

         (a) the life of the Participant;

         (b) the life of the Participant and a designated Beneficiary;

         (c) a period certain not extending beyond the life expectancy of the Participant; or

         (d) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated Beneficiary.

Under an installment distribution listed above, the Participant or Beneficiary, at any time, may elect to accelerate the payment of all, or any portion of the Participant's unpaid nonforfeitable Account Value, subject to the requirements of Article XX.

14.5 Determination of Amount to be Distributed Each Year: If the Participant's interest is to be distributed in other than a lump sum, the following minimum distribution rules shall apply on or after the Required Beginning Date.

         (a) Unless the Participant elects in writing to defer distribution of benefits otherwise payable under this Article XIV, distribution of benefits must commence as described in Article 14.5(b). Notwithstanding the foregoing, the commencement of benefits may not be deferred beyond the Required Beginning Date. In addition, the failure of a Participant and spouse (if applicable and if required) to consent to distribution while a benefit is immediately distributable, within the meaning of
         Article 6.6 of the Plan, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this
         Article 14.5.

         (b) Distribution of benefits will begin no later than the 60th day after the latest of the close of the Plan Year in which:

         (1) the Participant attains age 65 (or Normal Retirement Age if earlier);

         (2) occurs the 10th anniversary of the year in which the Participant commenced participation in the Plan; or

         (3) the Participant terminates service with the Employer.

         (c) Disability: If a Participant becomes disabled prior to receipt of any benefits, he/she shall become 100% vested in his/her Account Balances. Disability is defined in Article 1.13.

         (d) Withdrawals on or after Age 59 1/2: A Participant may apply in writing to the Plan Administrator for a withdrawal from the Elective Deferral account maintained by the Trustee. Such withdrawal shall be based on the value of the Participant's Elective Deferral Account as of the Valuation Date immediately preceding, as adjusted for deposits, withdrawals, transfers, and any appreciation or depreciation of the investment fund(s) (selected by the Participant). Notwithstanding the foregoing, as allowed under the Adoption Agreement, a Participant may withdraw contributions from any account maintained by the Trustee on his behalf under the Plan provided he has attained age 59 1/2 and is 100% vested in all accounts.

14.6 Individual Account:

         (a) If a Participant's benefit is to be distributed over (1) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's designated Beneficiary or (2) a period not extending beyond the life expectancy of the designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first Distribution Calendar Year, must at least equal the quotient obtained by dividing the Participant's benefit by applicable life expectancy.

         (b) For calendar years beginning before January 1, 1989, if the Participant's spouse is not the designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

         (c) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of:

         (1) the applicable life expectancy or

         (2) if the Participant's spouse is not the designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of section 1.401(a)(9)-2 of the proposed Regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy in Article 14.6(a) above as the relevant divisor without regard to proposed regulations section 1.401(a)(9)-2.

         (d) The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Employee's required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

14.7 Other Forms: If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of section 401(a)(9) of the Code and the proposed regulations thereunder.

14.8 Death Distribution Provisions:

         (a) Distribution beginning before death: If the Participant dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

         (b) Distribution beginning after death: If the Participant dies before distribution of his or her interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (1) or (2) below:

         (1) if any portion of the Participant's interest is payable to a designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

         (2) if the designated Beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with
         (1) above shall not be earlier than the later of (i) December 31 of the calendar year immediately following the calendar year in which the Participant dies and (ii) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

         If the Participant has not made an election pursuant to this Article 14.8(b) by the time of his or her death, the Participant's designated Beneficiary must elect the method of distribution no later than the earlier of (i) December 31 of the calendar year in which distributions would be required to begin under this Article, or (ii) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated Beneficiary, or if the designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

         (c) For purposes of Article 14.8(b), if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of Article 14.8(b), with the exception of paragraph (2) therein, shall be applied as if the surviving spouse were the Participant.

         (d) For purposes of this Article 14.8(b), any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

         (e) For the purposes of this Article 14.8(b), distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if Article 14.8(b) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to Article 14.8(b) above). If distribution in the form of an annuity described in Article 14.7 above irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

14.9 Definitions:

         (a) Applicable Life Expectancy: The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first Distribution Calendar Year, and if life expectancy is being recalculated such succeeding calendar year. If annuity payments commence in accordance with Article 14.7 before the Required Beginning Date, the application calendar year is the year such payments commence. If distribution is in the form of an immediate annuity purchased after the Participant's death with the Participant's remaining interest, the applicable calendar year is the year of purchase.

         (b) Designated Beneficiary: The individual who is designated as the beneficiary under the Plan in accordance with section 401(a)(9) and the regulations thereunder.

         (c) Distribution Calendar: Year A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to Article 14.8 above.

         (d) Life Expectancy: Life expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the Income Tax Regulations.

Unless otherwise elected by the Participant (or spouse, in the case of distributions described in Article 14.8(b) above), by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

14.10 Participant's Benefit:

         (a) The Account Balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the Account Balance as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date.

         (b) Exception for second Distribution Calendar Year: For purposes of paragraph (a) above, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

14.11 Required Beginning Date:

         (a) General Rule: The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date. The Required Beginning Date of a Participant is the first day of April of the calendar year in which the Participant attains age 70 1/2.

         (b) Transitional Rules: The Required Beginning Date of a Participant who attains age 70 1/2 before January 1, 1988, shall be determined in accordance with (1) or (2) below:

         (1) Non-5 percent Owners: The Required Beginning Date of a Participant who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.

         (2) 5-percent Owners: The Required Beginning Date of a Participant who is a 5-percent owner during any year beginning after December 31, 1979, is the first day of April following the later of (i) the calendar year in which the Participant attains age 70 1/2, or (ii) the earlier of the calendar year with or within which ends the plan year in which the Participant becomes a 5-percent Owner, or the calendar year in which the Participant retires.

         The Required Beginning Date of a Participant who is not a 5-percent owner who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

         Notwithstanding the foregoing, the failure of a Participant and Spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of Article 6.6 of the Plan, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Article.

         (c) 5-percent Owner: A Participant is treated as a 5-percent owner for purposes of this Article if such Participant is a 5-percent Owner as defined in section 416(i) of the Code (determined in accordance with section 416 but without regard to whether the Plan is Top-Heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

         (d) Once distributions have begun to a 5-percent owner under this Article, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

14.12 Transitional Rules:

         (a) Notwithstanding the other requirements of this Article and subject to the requirements of Article XX, Joint and Survivor Annuity Requirements, distribution on behalf of any Employee, including a 5-percent owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences).

         (1) The distribution by the Plan is one which would not have disqualified such trust under section 401(a)(9) of the Internal Revenue Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

         (2) The distribution is in accordance with a method of distribution designated by the Employee whose interest in the Plan is being distributed or, if the Employee is deceased, by a Beneficiary of such Employee.

         (3) Such designation was in writing, was signed by the Employee or the Beneficiary, and was made before January 1, 1984.

         (4) The Employee had accrued a benefit under the Plan as of December 31, 1983.

         (5) The method of distribution designated by the Employee or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and, in the case of any distribution upon the Employee's death, the Beneficiaries of the Employee listed in order of priority.

         (b) A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

         (c) For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in Articles 14.12(a)(1) and
         (5).

         (d) If a designation is revoked, any subsequent distribution must satisfy the requirements of section 401(a)(9) of the Code and the proposed regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy section 401(a)(9) of the Code and the proposed regulations thereunder, but for the section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in section 1.401(a)(9)-2 of the Income Tax Regulations Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-3 shall apply.

14.13 If the value of the Employee's vested account balance derived from the Employer and Employee contributions (other than Accumulated Deductible Employee Contributions) exceeds $3,500, the Employee (and his or her spouse) must consent to any distribution from such account balance. This Article 14.13 shall apply only if the Employer has selected the Qualified Joint and Survivor

Annuity distribution option on the Adoption Agreement.

                                   ARTICLE XV
                                 LIFE INSURANCE

15.1 The Trustee, if the Plan is trusted, or custodian, if the Plan has a custodial account, shall apply for and will be the owner of any insurance contract purchased under the terms of this Plan. The insurance contract(s) must provide that proceeds will be payable to the Trustee (or custodian, if applicable), however the Trustee (or custodian) shall be required to pay over all proceeds of the contract(s) to the Participant's designated beneficiary in accordance with the distribution provisions of this Plan. A Participant's spouse will be the designated beneficiary of the proceeds in all circumstances unless a qualified election has been made in accordance with Article XX, Joint and Survivor Annuity Requirements, if applicable. Under no circumstances shall the trust (or custodial account) retain any part of the proceeds. In the event of any conflict between the terms of this Plan and the terms of any insurance contract purchased hereunder, the Plan provisions shall control.

15.2 Purchase of Life Insurance Policy-Earmarked Account: Each Participant shall have the right to direct the Trustee to procure one or more Life Insurance Policies on their life, provided the Trustee does not object to the form thereof. Any death benefit payable under any contract prior to the insured Participant's termination of employment shall be paid to the Trustee for distribution to the Beneficiary or Beneficiaries of the Participant under
Article XIV hereof.

Such designation of Beneficiary shall be consistent with the rules and regulations of the Insurer issuing the Policy and subject to Article 15.1. The premium thereof shall be charged to the extent thereof to the Insured Participant's Employee Directed Account. In addition, for any married Participant, the Participant's Spouse is the Beneficiary of any insurance of the Participant's life purchased by Employer Contributions of forfeitures allocated to the Participant's account.

15.3 Purchase of Annuity Contracts-Master Account: The Employer shall have the right to direct the Trustee to procure one or more Investment Annuity Contract (not a Life Annuity) providing benefits in a form permitted by the Plan.

15.4 Purchase of Annuity Contracts-Earmarked Account: Each Participant shall have the right to direct the Trustee to procure one or more Investment Annuity Contracts (not a Life Annuity) providing benefits in a form permitted by the Plan.

15.5 Allocation of Insurance Dividends and Credit: Any dividends or credits earned on insurance contracts will be allocated to the Participant's account derived from Employer contributions for whose benefit the contract is held.

15.6 Limitation of Insurance Premiums:

         (a) Ordinary Life - For purposes of this incidental insurance provision, ordinary life insurance contracts are contracts with both non-decreasing death benefits and non-increasing premiums. If such contracts are purchased, less then 1/2 of the aggregate Employer Contributions allocated to any Participant will be used to pay the premiums attributable to them.

         (b) Term and Universal Life - No more than 1/4 of the aggregate Employer contributions allocated to any Participant will be used to pay the premiums on term life insurance contracts, universal life insurance contracts, and all other life insurance contracts which are not ordinary life.

         (c) Combination - The sum of 1/2 of the ordinary life insurance premiums and all other Life Insurance premiums will not exceed 1/4 of the aggregate Employer contributions allocated to any Participant.

15.7 The Life Insurance Policy premium shall be paid through an Automatic Premium Loan provision, if applicable, or, if there is not sufficient cash value, canceled.

15.8 Borrowing to Pay Premiums: If, for any reason, there is insufficient cash in a Participant's Employee Directed Account or Master Employer Directed Account to pay such premiums on a Life Insurance Policy, the Trustee, acting upon the request of the Employer shall borrow the amount necessary to pay such premiums on a Life Insurance Policy, using the cash value of the insurance policy as a security, or shall liquidate assets held for the Participant in the Participant's Employee Directed Account or Master Employer Directed Account if the cash value of the insurance policy is not sufficient to pay such premiums. Amounts borrowed shall be repaid by application of earnings and contributions to the Employee Directed Account or Master Account of such Participants insured by such policy. In the absence of the Trustee's direction to borrow against the policy or to liquidate assets to pay premiums, the Life Insurance Policy, if there is not sufficient cash value, will be canceled.

15.9 Responsibility of Trustee: If the Trustee is instructed in writing to allocate a part of a contribution for the payment of insurance premiums, its sole responsibility shall be to pay the premiums to the Insurer in accordance with the instructions, and its liability for a mistake or omission shall be limited to the amount of the premium involved. In all respects involving insurance premiums, the Trustee shall be deemed the agent of the Trust and in no event shall be deemed the agent of the Insurer. The Trustee shall have no liability with respect to money transferred to an Insurer pursuant to such instruction, and the Trustee shall not be responsible for the validity of any Life Insurance Policy. Anything else herein to the Contract notwithstanding, in no event shall the Trustee be responsible for the remitting to the Insurer any premium or for taking any other action before the end of the seventh (7th) full business day following its receipt of the contributions, authorizations, direction, or information which enable it to make such payment or take such action.

15.10 Non-transferability of Annuities: Any Annuity contract distributed must be nontransferable.

15.11 Subject to Article XX, the contracts on a Participant's life will be converted to cash or an annuity or distributed to the Participant upon commencement of benefits.

                                   ARTICLE XVI
                         AMENDMENT OF THE PLAN AND TRUST

16.1 Amendment of Plan by Sponsor: Each Employer who adopts this Plan, delegates to the Sponsor the power to amend the Plan (including retroactive amendment). The Sponsor will submit a copy of the amendment to each Employer, after first having received a ruling or determination from the Internal Revenue Service that the Plan, as amended, qualified under section 401 of the Internal Revenue Code. Each Employer shall be deemed to have consented to any such amendment.

16.2 Amendment by Employer of Adoption Agreement: The Employer may amend the Plan by selecting another option made available on the Adoption Agreement by submitting to the Trustee:

         (a) if applicable, a certified copy of the appropriate resolution effecting or authorizing such amendment, and

         (b) a copy of such amended Adoption Agreement.

16.3 Restrictions on Amendments: No amendment shall be effective that would cause or permit any part of the assets in the Trust to be diverted to purposes other than the exclusive benefit of Participants or their Beneficiaries, or as would cause or permit any portion of such assets to revert to or become the property of the Employer.

16.4 Amendment of Vesting Schedule: If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to or from a Top-Heavy vesting schedule, each Participant with at least three (3) Years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed under the Plan without regard to such amendment or change. For Participants who do not have at least one (1) Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "Five (5) Years of Service" for "Three
(3) Years of Service" where such language appears.

The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

         (a) 60 days after the amendment is adopted;

         (b) 60 days after the amendment becomes effective; or

         (c) 60 days after the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

16.5 Miscellaneous Amendments: No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. Notwithstanding the preceding sentence, a Participant's Account Balance may be reduced to the extent permitted under section 412(c)(8) of the Code. For purposes of this Article 16.5, a Plan amendment which has the effect of decreasing a Participant's Account Balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of a Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's right to his Employer-derived accrued benefit will not be less than his percentage computed under the Plan without regard to such amendment.

The Employer may:

         (a) change the choice of options in the Adoption Agreement;

         (b) add overriding language in the Adoption Agreement when such language is necessary to satisfy section 415 or section 416 of the Code because of the required aggregation of multiple plans; and

         (c) add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as individually designed. An Employer that amends the Plan for any other reason will no longer participate in this Prototype Plan and will be considered to have an individually designed plan. The amendment should address the classification of Participants the amendment or termination will affect, the benefits affected, the impetus for the benefit modification, and the person or persons authorized to implement this amendment.

                                  ARTICLE XVII
                         DISCONTINUANCE OF CONTRIBUTIONS
                           AND TERMINATION OF THE PLAN

17.1 Employer's Intent: The Employer has established the Plan with the bonafide intention and expectation that from year to year it will be able to and will deem it advisable to make its contributions and to permit Employee contributions as herein provided.

17.2 Right of Employer to Terminate the Plan: The Employer may terminate the Plan by appropriate action. A certified copy of such instrument or instruments embodying such action shall be delivered to the Trustee, as soon as possible thereafter. After the date of termination of the Plan, the Employer shall make no further contributions under the Plan. In the event the Plan is terminated the assets will be distributed as soon as administratively feasible.

17.3 Effect of Termination or Partial Termination of the Plan: Upon the termination or partial termination of the Plan, the rights of each Participant to the amount in his/her account(s) on the date of such termination or partial termination shall be vested and nonforfeitable.

In the event of complete discontinuance of contributions under this Plan, the Account Balance(s) will also be vested and nonforfeitable.

17.4 Merger or Consolidation: In the case of any merger or consolidation of the Employer's Plan with or transfer of assets or liabilities of the Employer's Plan to any other plan, each Participant in the Employer's Plan shall be entitled to receive a benefit immediately after the merger, consolidation, or transfer (if the Plan then terminated) which is equal to greater than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

17.5 Use of Trust Assets: It shall be impossible for any part of the corpus or income of the Trust to be used for or diverted to purposes other than for the exclusive benefit of the Employees or their Beneficiaries; payment of the administration expenses of the Trust from its corpus is permissible.

                                  ARTICLE XVIII
                                     TRUSTEE

18.1 Receipt of Funds: All contributions under the Plan shall be paid to the Trustee under a Trust Agreement entered into for such purpose. The Trustee, or their agent, shall maintain such records as may be necessary for the proper administration of the Trust and shall file an accounting with the Employer after the close of each year. Such accounting, valuating the assets at fair market value for the Employer, may consist of regularly issued broker-dealer statements, copies of insurance company summary account statements, and copies of account statements, representing other lawful trust investments including but not limited to mutual fund statements which are supplied to the Trustee and the Employer. The Trustee shall not be obligated to take any action on the Master Employer Directed Account(s) or Employee Directed Account(s) except upon the written instructions of the Employer and shall have no obligation to inquire into the propriety of any such written instruction and shall be fully protected in acting in accordance with such instruction.

18.2 Agent: The Trustee may designate an administrative agent or agents to act on its behalf in connection with the administration of this Plan in accordance with the Trust Agreement The administrative agent shall furnish to the Trustee any information required by the Plan or the Internal Revenue Code. The Trustee and any other agents shall be fully protected in relying on the content of any account statements provided in connection with the administration of this Plan in accordance with the Trust Agreement.

                                   ARTICLE XIX
                            MISCELLANEOUS PROVISIONS

19.1 Plan not a Contract: The adoption and maintenance of the Plan shall not be deemed to constitute a contract between the Employer and any Employee or to be a consideration for or inducement or condition of the employment of any person. Nothing herein contained shall be deemed to give the Employee the right to be retained in the employ of the Employer or to interfere with the right of the Employer to discharge any Employee at any time, nor shall it be deemed to give the Employer the right to require an Employee to remain in its employ nor shall it interfere with the Employee's right to terminate his employment at any time.

19.2 No benefit or interest available hereunder will be subject to assignment or alienation, either voluntarily or involuntarily. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a Domestic Relations Order, unless such order is determined to be a Qualified Domestic Relations Order, as defined in section 414(p) of the Code, or any Domestic Relations Order entered before January 1, 1985.

Nothing contained in this Plan shall prevent the Trustee, in accordance with the written direction of the Plan Administrator, from complying with the provisions of a Qualified Domestic Relations Order, as defined in Code Section 414(p). This Plan specifically permits distribution to an alternate payee under a Qualified Domestic Relations Order at any time, irrespective of whether the Participant has attained his Earliest Retirement Age (as defined under Code Section 414(p)) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of Earliest Retirement Age is available only if the order specified distribution at that time or permits an agreement between the Plan and the alternate payee consents to any distribution occurring prior to the Participant's attainment of Earliest Retirement Age. Nothing in this Article
19.2 shall permit a Participant a right to receive a distribution at a time otherwise not permitted under the Plan nor shall it permit the alternate payee to receive a form of payment not permitted under the Plan.

19.3 Whereabouts of Participant/Beneficiary Unknown: If the Trustee is unable to make a payment to a Participant/Beneficiary hereunder within six months after any such payment is due, because the Trustee cannot ascertain the whereabouts or the identity of the Participant/ Beneficiary and such Participant/Beneficiary has not made written claim for such payment before the expiration of said six month period, then such amounts shall be forfeited and shall be either reallocated or used to reduce Employer Contributions in the next Plan Year, as selected by the Employer on the Adoption Agreement. Notwithstanding the foregoing, if any such Participant/Beneficiary makes a written claim after forfeiture has occurred under this Section, the payment amount again becomes due in full to such Participant/Beneficiary.

19.4 Loans: The Employer must establish and communicate to all Participants and Beneficiaries a written loan policy to facilitate proper administration of plan loans. The Employer authorizes the Trustee to make loans in accordance with such policy.

         (a) Loans shall be made available to all Participants and Beneficiaries on a reasonably equivalent basis. Loans shall not be made available to highly compensated Employees (as defined in Article 1.26 of the Plan) in an amount greater than the amount made available to other Employees.

         (b) Loans must be adequately secured, bear a reasonable interest rate, and be repaid on at least an equal quarterly basis All loans shall be treated as an earmarked investment equal to the value of the outstanding loan balance In such event, the Account Balance of such Participant, for purposes of Article 7.2, shall be reduced by an amount equal to the outstanding loan and shall be increased by repayments of principal and interest thereon.

         (c) No Participant loan shall exceed 50% of the present value of the Participant's vested Account Balance.

         (d) A Participant must obtain the consent of his or her spouse, if any, to use the Account Balance as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90 day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the Account Balance is used for renegotiation, extension, renewal, or other revision of the loan.

         If a valid spousal consent has been obtained in accordance with this
         Article 19.4(d), then notwithstanding any other provision of this Plan, the portion of the Participant's vested Account Balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Account Balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's vested Account Balance (determined without regard to the preceding sentence) is payable to the surviving spouse, then the Account Balance shall be adjusted by first reducing the vested Account Balance by the amount of the security used as a repayment of the loan, and then determining the benefit payable to the surviving spouse.

         Notwithstanding the foregoing, no spousal consent is required for the use of the Account Balance as security for a Plan loan to a Participant under a safe harbor profit sharing plan not subject to Code Section 401(a)(11) and if the distribution would not otherwise require spousal consent under Code Section 417(a)(2)(B).

         (e) In the event of default, foreclosures on the note and attachment of security will not occur until a distributable event occurs in the Plan.

         (f) No loans will be made to any Shareholder-Employee or Owner-Employee For purposes of this requirement, a Shareholder-Employee means an Employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of section 318(a)(1) of the Code), on any day during the taxable year of such corporation, more than five (5) percent of the outstanding stock of the corporation.

         (g) No loan to any Participant or Beneficiary can be made to the extent that such loan when added to the outstanding balance of all other loans to the Participant or Beneficiary would exceed the lesser of:

         (1) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made, or

         (2) one-half the present value of the Participant's vested Account Balance. For the purpose of the above limitation, all loans from all plans of the Employer and other members of a group of Employers described in sections 414(b), 414(c), and 414(m) and (o) of the Code are aggregated. Furthermore, any loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five years from the date of the loan, unless such loan is used to acquire a dwelling unit which within a reasonable time (determined at the time the loan is made) will be used as the principal residence of the Participant. An assignment or pledge of any portion of the Participant's interest in the Plan and a loan, pledge, or assignment with respect to any insurance contract purchased under the Plan, will be treated as a loan under this Article 19.4.

19.5 The corpus or income of the Trust may not be diverted to or used for other than the exclusive benefit of the Participants or their Beneficiaries.

Any contribution made by the Employer because of a mistake of fact must be returned to the Employer within one year of the contribution.

In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Internal Revenue Code, any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

In the event the deduction of a contribution made by the Employer is disallowed under section 404 of the Code, such contribution (to the extent disallowed) must be returned to the Employer within one year of the disallowance of the deduction.

19.6 Failure of Qualification: If the Employer's Plan fails to attain or retain qualification, such Plan will no longer participate in this Prototype Plan and will be considered an individually designed plan. If the Employer's Plan fails to attain or retain qualification, the funds of such Plan will be removed from the Trust as soon as administratively feasible.

19.7 Controlled Groups: Except as provided in Article III, all Employees of all corporations which are members of a controlled group of corporations (as defined in section 414(b) of the Code) and all Employees of all trades or businesses (whether or not incorporated) which are under common control (as defined in section 414(c)), will be treated as employed by a single Employer.

19.8 Affiliated Service Groups: All Employees of all members of an Affiliated Service Group (as defined in section 414(m) of the Code) will be treated as employed by a single Employer.

19.9 Leased Employee: Shall be an any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or the recipient and related persons determined in accordance with section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by Employees in the business field of the recipient Employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer.

A leased Employee shall not be considered an Employee of the recipient if:

         (a) such Employee is covered by a money purchase pension plan providing:

         (1) a nonintegrated Employer contribution rate of at least 10 percent of compensation, as defined in section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which area excludable from the Employee's gross income under section 125, section 402(e)(3), section 402(h)(1)(B) or section 403(b) of the Code,

         (2) immediate participation, and

         (3) full and immediate vesting, and

         (b) Leased Employees do not constitute more than 20 percent of the recipient's non-highly compensated work force.

19.10 Crediting Service with Predecessor Employer: If the Employer maintains the plan of a Predecessor Employer, service with such Employer will be treated as service for the Employer.

19.11 Rollover: An Employee who was a Participant in any other qualified pension or profit sharing plan may, within sixty (60) days after the receipt of a lump sum or plan termination distribution from such Plan, rollover such funds to this Plan, or such Funds may be transferred directly to this Plan. Notwithstanding the foregoing, this Plan shall not accept any direct or indirect transfers (as that term is defined or interpreted under Code Section 401(a)(31) and the Regulations thereunder) from a defined benefit plan, money purchase plan (including a target benefit plan), stock bonus plan, or profit sharing plan which otherwise would have provided for a life annuity form of payment to the Participant.

If a rollover or transfer is made by or on behalf of a Covered Employee who has not yet become a Participant, his rollover or transfer account shall constitute his entire Accrued Benefit (and his sole interest in the Plan) and he shall not be considered to be a Participant for any other purpose of the Plan until he meets the eligibility requirements specified in the Adoption Agreement.

An Employee may transfer his/her Individual Retirement Account Rollover Assets (IRA Rollover Assets) to this Plan if the following conditions are satisfied:

         (a) The assets comprising the IRA Rollover consist solely of those assets (including any appreciation thereon) which the Employee received from a qualified pension or profit sharing plan in which he/she was a Participant;

         (b) The IRA Rollover assets are transferred/rolled over either directly to this plan or within sixty (60) days after such time as the Employee receives a distribution from his/her IRA Rollover Plan;

         (c) At the time of making the rollover contribution, the Employee shall acknowledge in writing in a form satisfactory to the Trustee, that the rollover contribution complies with the conditions set forth in this Article;

         (d) A separate account shall be maintained for any Rollover contribution deposited by the Participant into this Plan pursuant to
         Article 1.46. (A Participant shall always have a 100% nonforfeitable interest at all time in his rollover account.)

         (e) With no less than 90 days advance notice to the Employer, effective when delivered to the Employer, a Participant may elect to withdraw all or any portion of his Rollover Account. The notice required by this Article shall be in writing and shall specify the amount to be withdrawn. The amount withdrawn shall be paid by the Trustee, as soon as administratively feasible, to the Participant and shall be charged to the Participant's Rollover Account as of the date of withdrawal.

         (f) Direct Rollover.

         (1) Applicability: This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         (2) Definitions.

         (a) Eligible Rollover Distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion of net unrealized appreciation with respect to Employer securities).

         (b) Eligible Retirement Plan An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified Plan described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

         (c) Distributee: A distributee includes an Employee or former Employee In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic retirement order, as described in section 414(p) of the Code, are distributee with regard to the interest or the spouse or former spouse.

         (d) Direct Rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

19.12 Plan Enforced by Employer: The Plan shall be administered by the Employer, who shall have the sole authority to enforce the Plan and the Trust on behalf of any and all persons having or claiming any interest under the Plan and shall be responsible for the operation of the Plan in accordance with its terms. The Employer shall act through one or more authorized Employees, Officers, or Agents, as directed by the Employer in writing. The Employer shall determine by rules of uniform application all questions arising out of the administration, interpretation, and application of the Plan, which determinations shall be conclusive and binding on all persons.

19.13 Taxes: Any income taxes or other taxes of any kind whatsoever that may be levied or assessed upon or in respect of the assets of the Plan, or the income arising therefrom, any transfer taxes incurred by the Trustee in the performance of its duties, including fees for legal services, rendered to the Trustee and the Trustee's compensation, shall be paid and charged as provided in the Trust Agreement.

19.14 Agreements by Employee: It is a condition of this Plan and Trust Agreement that each Employee, by participating herein, expressly agrees to look solely to the assets of the Trust for the payment of any benefit to which the Employee is entitled under the Plan.

19.15 Applicable Law: This Plan shall be construed in accordance with the laws of the State of Delaware to the extent not superseded by Federal Law.

19.16 Claim Procedure: Any Participant or Beneficiary who is entitled to a payment of a benefit for which provision is made in this Plan shall file a written claim with the Plan Administrator on such forms as shall be furnished to him by the Plan Administrator and shall furnish such evidence of entitlement to benefits as the Plan Administrator may reasonably require. The Plan Administrator shall notify the Participant or Beneficiary in writing as to the amount of benefit to which he is entitled, the duration of such benefit, the time the benefit is to commence, and other pertinent information concerning his benefit. If a claim for benefit is denied by the Plan Administrator, in whole or in part, the Plan Administrator shall provide adequate notice in writing to the Participant or Beneficiary whose claim for benefit has been denied within ninety
(90) days after receipt of the claim unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice indicating the special circumstances and the date by which a final decision is expected to be rendered shall be furnished to the Participant or Beneficiary. In no event shall the period of extension exceed one hundred eighty (180) days after receipt of the claim. The notice of denial of the claim shall set forth (a) the specific reason or reasons for the denial; (b) specific reference to pertinent Plan provisions on which the denial is based; (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and (d) a statement that any appeal of the denial must be made by giving to the Plan Administrator, within sixty (60) days after receipt of the notice of the denial, written notice of such appeal, such notice to include a full description of the pertinent issues and basis of the claim. The Participant or Beneficiary (or his duly authorized representative) may review pertinent documents and submit issues and comments in writing to the Plan Administrator. If the Participant or Beneficiary fails to appeal such action to the Plan Administrator in writing within the prescribed period of time, the Plan Administrator's adverse determination shall be final, binding, and conclusive.

19.17 Appeal: If the Plan Administrator receives from a Participant or a Beneficiary, within the prescribed period of time, a notice of an appeal of the denial of a claim for benefit, such notice and all relevant materials shall immediately be submitted to the Employer. The Employer may hold a hearing or otherwise ascertain such facts as it deems necessary and shall render a decision which shall be binding upon both parties. The decision of the Employer shall be made within sixty (60) days after the receipt by the Plan Administrator of the notice of appeal, unless special circumstances require an extension of time for processing, in which case a decision of the Employer shall be rendered as soon as possible but not later than one hundred twenty (120) days after receipt of the request for review. If such an extension of time is required, written notice of the extension of time is required, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The decision of the Employer shall be in writing, shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent Plan provisions on which the decision is based and shall be promptly furnished to the claimant.

19.18 Persons Dealing with Trustee Protected: No person dealing with the Trustee shall be required or entitled to see to the application of any money paid or property delivered to the Trustee, or determine whether or not the Trustee is acting pursuant to the authorities granted to the Trustee hereunder or to authorizations or directions herein required. The certificate of the Trustee that the Trustee is acting in accordance with the Plan shall protect any person relying thereon.

19.19 Protection of the Insurer: An Insurer shall not be responsible for the validity of the Plan or Trust and shall have no responsibility for action taken or not taken by the Trustee, for determining the propriety of accepting premium payments or other contributions, for making payments in accordance with the direction of the Trustee, or for the application of such payments. The Insurer shall be fully protected in dealing with any representative of the Employer or any one of a group of individuals acting as Trustee. Until written notice of a change of Trustee has been received by an Insurer at its home office, the Insurer shall be fully protected in dealing with any party acting as Trustee according to the latest information received by the Insurer at its home office.

19.20 No Responsibility for Act of Insurer: Neither the Employer, the Plan Administrator, nor the Trustee shall be responsible for any of the following, nor shall they be liable for instituting action in connection with:

         (a) the validity of policies or policy provisions;

         (b) failure or refusal by the Insurer to provide benefits under a policy;

         (c) an act by a person which may render a policy invalid or unenforceable; or

         (d) inability to perform or delay in performing an act, which inability or delay is occasioned by a provision of a policy or a restriction imposed by the Insurer.

19.21 Plan Rules: The Plan Administrator may adopt Plan Rules for the administration and interpretation of the Plan. These Rules may be changed from time to time. The Plan Rules shall consist of the Rules set forth in this document, in administrative forms adopted by the Plan Administrator, or in written or oral policy decisions or interpretations made by the Plan Administrator. The Employer may require a Participant or Beneficiary to file with the Plan Administrator an application for a benefit and all other forms approved by the Plan Administrator and to furnish all pertinent information requested by the Plan Administrator. The Plan Administrator may rely upon all such information so furnished it, including a Participant's or Beneficiary's current mailing address. Any communication, statement or notice addressed to a Participant or Beneficiary at his last post office address filed with the Plan Administrator, or as shown on the records of the Employer, binds the Participant or Beneficiary for all purposes under this Plan.

                                   ARTICLE XX
                           JOINT AND SURVIVOR ANNUITY
                                   REQUIREMENT

20.1 The provisions of this Article shall apply to any Participant who is credited with at least one Hour of Service with the Employer on or after August 23, 1984, and such other Participants as provided in Article 20.6.

20.2 Qualified Joint and Survivor Annuity: Unless an optional form of benefit is selected pursuant to a Qualified Election within the 90-day period ending on the Annuity Starting Date, a married Participant's Vested Account Balance will be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Participant's Vested Account Balance will be paid in the form of a life annuity. The Participant may elect to have such annuity distributed upon attainment of the earliest retirement age under the Plan.

20.3 Qualified Preretirement Survivor Annuity: Unless an optional form of benefit has been selected within the election period pursuant to a Qualified Election, if a Participant dies before benefits have commenced, then the Participant's Vested Account Balance shall be applied toward the purchase of an annuity for the life of the surviving spouse. The surviving spouse may elect to have such annuity distributed within a reasonable period after the Participant's death.

20.4 Definitions:

         (a) Election Period: The period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to the Account Balance as of the date of separation, the election period shall begin on the date of separation.

         A Participant who will not yet attain age 35 as of the end of any current Plan Year may make a special qualified election to waive the Qualified Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such election shall not be valid unless the Participant receives a written explanation of the Qualified Preretirement Survivor Annuity in such terms as are comparable to the explanation required under Article 20.5. Qualified Preretirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this Article.

         (b) Qualified Election: A waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity Any waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity shall not be effective unless:

         (1) the Participant's spouse consents in writing to the election;

         (2) the election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent);

         (3) The spouses consent acknowledges the effect of the election; and

         (4) The spouse's consent is witnessed by a Plan representative or notary public. Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a Plan representative that there is no spouse or that the spouse cannot be located, a waiver will be deemed a Qualified Election.

         Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Article 20.5 below.

         (c) Qualified Joint and Survivor Annuity: An immediate annuity for the life of the Participant with a Survivor Annuity for the life of the spouse which is not less than 50 percent and not more than 100 percent of the amount of the annuity which is payable during the joint lives of the Participant and the spouse and which is the amount of the benefit which can be purchased with the Participant's Vested Account Balance. The percentage of the survivor annuity under the Plan shall be 50 percent (unless a different percentage is elected by the Participant).

         (d) Spouse (Surviving Spouse): The Spouse or Surviving Spouse of the Participant, provided that a former spouse will be treated as the Spouse or Surviving Spouse and a current Spouse will not be treated as the Spouse or Surviving Spouse to the extent provided under a Qualified Domestic Relations Order as described in section 414(p) of the Code.

         (e) Annuity Starting Date: The first day of the first period for which an amount is paid as an annuity or any other form.

         (f) Vested Account Balance: The aggregate value of the Participant's Vested Account balances derived from Employer and Employee contributions (including rollovers), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life The provisions of this Article shall apply to a Participant who is vested in amounts attributable to

         Employer contributions, Employee contributions (or both) at the time of death or distribution.

         (g) Earliest Retirement Age: The earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

20.5 Notice Requirements:

         (a) In the case of a Qualified Joint and Survivor Annuity as described in Article 20.2, the Plan Administrator shall no less than 30 days and no more than 90 days prior to the Annuity Starting Date provide each Participant, a written explanation of:

         (1) the terms and conditions of a Qualified Joint and Survivor Annuity;

         (2) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit;

         (3) the rights of a Participant's spouse; and

         (4) the right to make, and the effect of, a revocation of a previous election to waive, the Qualified Joint and Survivor Annuity.

         (b) In the case of a Qualified Preretirement Survivor Annuity as described in Article 20.3, the Plan Administrator shall provide each Participant within the applicable period for such Participant, a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such a manner as would be comparable to the explanation provided for meeting the requirements of Article 20.5(a) applicable to a Qualified Joint and Survivor Annuity.

         The applicable period for a Participant is whichever of the following periods ends last:

         (1) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35;

         (2) a reasonable period ending after the individual becomes a Participant;

         (3) a reasonable period ending after Article 20.5(c) ceases to apply to the Participant;

         (4) a reasonable period ending after this Article first applies to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age 35.

         For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (2), (3), and (4) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after the date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

         (c) Notwithstanding the other requirement of this Article XX, the respective notices prescribed by this Article need not be given to a Participant if:

         (1) the Plan "fully subsidizes" the costs of a Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity, and

         (2) the Plan does not allow the Participant to waive the Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity and does not allow a married Participant to designate a nonspouse Beneficiary. For purposes of this Article 20.5(c), a Plan fully subsidizes the costs of a benefit if no increase in cost, or decrease in benefits to the Participant may result from the Participant's failure to elect another benefit.

         (d) Special Rule for Profit Sharing Plans: This Article 20.5(d) applies to a profit sharing plan if the following two conditions are met:

         (1) the Participant cannot or does not elect payments in the form of a life annuity, and

         (2) on the death of the Participant, the Participant's Vested Account Balance (reduced by any outstanding loans which are secured by the Participant's Account Balance) will be paid to the Participant's Surviving Spouse, but if there is no Surviving Spouse, or, if the Surviving Spouse has already consented in manner conforming to a qualified election, then to the Participant's designated Beneficiary. The Surviving Spouse may elect to have distribution of the vested Account Balance commence within the 90-day period following the date of the Participant's death. The Account Balance shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of Account Balances for other types of distributions. However, this Article 20.5(d) shall not be operative with respect to the Participant if it is determined that this Profit Sharing Plan is a direct or indirect transferee of a defined benefit plan, money purchase plan (including a target benefit plan), stock bonus, or profit sharing plan which is subject to the survivor annuity requirement of section 401(a)(11) and section 417 of the Code.

         This Article shall also apply to any distribution, made on or after the first day of the first Plan Year beginning after December 31, 1988, from or under a separate account attributable solely to accumulated deductible employee contributions, as defined in section 72(o)(5)(B) of the Code, and maintained on behalf of a Participant in a money purchase pension plan, (including a target benefit plan) if the enumerated conditions listed in the preceding paragraph exist.

         The Participant may waive the spousal death benefit described in this Article at any time provided that no such waiver shall be effective unless it satisfies the conditions described in Article 20.4(b) (other than the notification requirement referred to therein) that would apply to the Participant's waiver of the Qualified Preretirement Survivor Annuity.

         For purposes of this Article 20.5(d), Vested Account Balance shall mean, in the case of a money purchase pension plan or a target benefit plan, the Participant's separate account balance attributable solely to accumulated deductible Employee contributions within the meaning of section 72 (o)(5)(B) of the Code. In the case of profit sharing plan, Vested Account Balance shall have the same meaning as provided in
         Article 20.4(f).

         In addition, this Article shall not apply unless the Participant's spouse is the Beneficiary of any insurance on the Participant's life purchased by Employer contributions of forfeitures allocated to the Participant's account.


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If this Article is operative, then except to the extent otherwise provided in
Article 20.6, the other provisions of this Article shall be inoperative.

20.6 Transitional Rules

         (a) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous provisions of this Article must be given the opportunity to elect to have the prior provisions of this Article apply if such Participant is credited with at least one Hour of Service under this Plan or a Predecessor Plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least 10 years of vesting service when he or she separated from service.

         (b) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a Predecessor Plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with Article 20.6(d).

         (c) The respective opportunities to elect (as described in Sections (a) and (b) above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

         (d) Any Participant who has elected pursuant to Article 20.6(b) and any Participant who does not elect under Article 20.6(a) or who meets the requirements of Article 20.6(a) except that such Participant does not have at least 10 years of vesting service when he or she separates from service, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

         (1) Automatic Joint and Survivor Annuity. If benefits in the form of a life annuity become payable to a married Participant who (i) begins to receive payments under the Plan on or after Normal Retirement Age; or
         (ii) dies on or after Normal Retirement Age while still working for the Employer; or (iii) begins to receive payments on or after the Qualified Early Retirement Age; or (iv) separates from service on or after attaining Normal Retirement Age (or the Qualified Early Retirement Age) and after satisfying the eligibility requirements for the payments of benefits under the Plan and thereafter dies before beginning to receive such benefits, then such benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the election period. The election period must begin at least six (6) months before the Participant attains Qualified Early Retirement Age and ends not more than 90 days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

         (2) Election of Early Survivor Annuity: A Participant who is employed after attaining the Qualified Early Retirement Age will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the Surviving Spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The election period begins on the later of (i) the 90th day before the Participant


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         attains the Qualified Early Retirement Age, or (ii) the date on which participation begins, and ends on the date the Participant terminates employment.

         (3) For purposes of this Article 20.6 Qualified Early Retirement Age is the latest of (a) the earliest date under the Plan, on which the Participant may elect to receive retirement benefits; (b) the first day of the 120th month beginning before the Participant reaches normal retirement age; or (c) the date the Participant begins participation. Qualified Joint and Survivor Annuity is an annuity for the life of the Participant with survivor annuity for the life of the spouse described in Article 20.4(c).

                                 TRUST AGREEMENT

Delaware Charter Guarantee & Trust Company, hereinafter referred to as the "Trustee", does hereby establish the following Trust to be used in connection with its 401(k) Retirement/Savings Plan. All of the definitions in Article I of the aforesaid Plan and all of the provisions of that Plan relating to the Trustee are hereby incorporated by reference.

The Trustee hereby agrees that, upon the execution by an Employer of an Adoption Agreement acceptable to the Trustee, such Employer shall be deemed to have adopted this Trust Agreement as its Trust Agreement with the Trustee, upon the following terms and conditions:

FIRST: The Trustee and/or their agent shall receive any contributions paid to it in cash or by check - from an Employer. All contributions so received together with the income therefrom and any other increment thereon (hereinafter referred to as the "Trust Fund") shall be held, managed, and administered by the Trustee pursuant to the terms of this Agreement without distinction between principal and income and without liability for the payment of interest thereon. The Trustee shall not be responsible for the collection of any contributions under the Plan and shall be under no duty to determine whether the amount of any contribution is in accordance with the Plan.

SECOND: Subject to the provisions of Article Three hereof, the Trustee shall, from time to time on the written directions of the Employer in accordance with the provisions of the Plan, make distributions out of the Trust Fund to such persons, in such manner, in such amounts, and for such purposes, as may be specified in such directions.

The Trustee shall be under no liability for any distribution made by it pursuant to any such written direction and shall be under no duty to make inquiries as to whether any such distribution is made in accordance with the provisions of the Plan.

THIRD: Notwithstanding anything to the contrary contained in this Agreement, or in any amendment thereto, no part of the Trust Fund, other than such part as is required to pay taxes and administration expenses, shall be used for, or diverted to, purposes other than for the exclusive benefit of the Participants under the Plan, their Beneficiaries or estates.

FOURTH: The Trustee shall have the following powers and authority in the administration of the Trust:

         (a) Pursuant to the Employer's Participant's or Agent's directions (whichever is applicable), to invest and reinvest all or any part of the Trust Fund in:

         (1) Securities obtainable through the brokerage firm selected by the Employer and approved by the Trustee "over the counter" or on a recognized exchange. Pursuant to section 407(d)(3)(B) of the Employee Retirement Income Security Act of 1974 (ERISA), this Plan allows for the acquisition or holding of qualifying Employer securities or qualifying Employer real property which are administratively acceptable to the Trustee subject to the same limitation


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


         concerning the determination of administrative feasibility as described in item two below,

         (2) Other lawful trust investments which are administratively acceptable to the Trustee Identification of an investment as administratively acceptable or not administrative acceptable does not constitute a determination by the Trustee of the prudence or advisability of the investment nor does the Trustee provide investment advice, recommend, or evaluate the merits or suitability of any investment,

         (3) Life insurance, endowment, or annuity or

         (4) Any combination of the above, without any duty to diversify and without regard whether such property is authorized by the laws of any jurisdiction for trust investment;

         (b) To exercise, assign, or otherwise dispose of all rights, privileges, options, and elections contained in any life insurance, endowment, or annuity contract held by the Trustee;

         (c) To hold part or all of the Trust Fund uninvested or, pursuant to the directions of the Employer, Participant, or Agent (whichever is applicable), to place the same in a savings account with a bank approved by the Trustee or in a money market mutual fund;

         (d) To employ suitable agents and counsel and to pay their reasonable expenses and compensation;

         (e) To vote in person or by proxy upon securities held by the Trustee and to delegate its discretionary powers;

         (f) Pursuant to the Employer's, Participant's, or their Agent's directions (whichever is applicable), to write covered listed call options against existing positions and to liquidate or close out such option contracts and the purchase of put options on existing long positions (the same securities cannot be used to simultaneously cover more than one position), to exercise conversion privileges or rights to subscribe for additional securities and to make payments therefore;

         (g) To consent to or participate in dissolutions, re-organizations, consolidations, mergers, sales, leases, mortgages, transfers, or other changes affecting securities held by the Trustee;

         (h) To leave any securities or cash for safekeeping or on deposit, with or without interest, with such banks, brokers, and other custodians as the Trustee may select, and to hold any securities in bearer from or in the name of banks, brokers, and other custodians or in the name of the Trustee without qualification or description or in the name of any nominee; and

         (i) To invest contributions for Participants through the facilities of the brokerage firm named on the Adoption Agreement (or equivalent facilities whereby the Employer, Participant, or Agent deals with the income or assets of a plan maintained by any other stockbroker selected by the Employer and approved by the Trustee);

         To make, execute, and deliver, as Trustee any and all contracts, waivers, releases, or other instruments in writing necessary or proper for the exercise of any of the foregoing powers.

         (j) The brokerage firm named in the Adoption Agreement is designated by the Employer, Agent, or each Participant (whichever is applicable) with authority to provide the Trustee with instructions, via confirmations, or otherwise, implementing their directions, either directly or through their Employer, to the


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

         brokerage firm to purchase and sell securities for their accounts. Prior to the entry of any orders to purchase or sell securities in such account, the Employer, Agent, or Participant (whichever is applicable) shall approve beforehand all such orders and direct the brokerage firm either directly or through their Employer, to implement their instructions. The Trustee shall honor trades within such account(s) without obligation to verify prior authorizations of such trades. The brokerage firm shall receive advices of available cash in such account(s) and shall forward confirmation of purchases and sales to the Trustee and Employer, Participant, or Agent, (whichever is applicable). Selling short and executing purchases in an amount greater than available cash are prohibited transactions. All investments outside of such brokerage account(s) with the brokerage firm shall be accompanied by written instructions.

FIFTH: Notwithstanding anything to the contrary contained in this Agreement, the Trustee shall not make any investment or dispose of any investment held in the Trust Fund, except upon the direction of the Employer or the Participant or their Investment Manager.

In accordance with section 404(c) under the Pension Reform Act of 1974 and should a Participant exercise control over the assets in this Plan which may provide, if application for individual accounts, such Participant or his/her Beneficiary shall not be deemed to be a fiduciary by reason of such exercise, and no person who is otherwise a fiduciary shall be liable under this Plan for any loss, or by reason of any breach, which results from such Participant's exercise of control.

The Employer or Participant (whichever is applicable) may appoint in writing an Investment Manager or Managers to manage (including power to acquire and dispose of) any of the assets of the Plan.

Any such Investment Manager shall be registered as an investment advisor under the Investment Advisors Act of 1940. If investment of the Trust Fund is to be directed by an Investment Manager, the Employer, or Participant shall deliver to the Trustee a copy of the instruments appointing the Investment Manager and evidencing the Investment Manager's acceptance of such appointment, an acknowledgment by the Investment Manager that it is a fiduciary of the Plan, and a certificate evidencing the Investment Manger's current registration under said Act. The Trustee shall be fully protected in relying upon such instruments and certificate until otherwise notified in writing by the Employer and/or Participant.

The Trustee shall follow the directions of the Employer or Investment Manager regarding the investment and re-investment of the Participant's or Employer's Account in the Trust Fund, or such portion thereof as shall be under management by the Investment Manager. The Trustee shall be under no duty or obligation to review any investment to be acquired, held, or disposed of pursuant to such directions nor to make any recommendations with respect to the disposition or continued retention of any such investment or the exercise or non-exercise of the powers. Therefore and in accordance with Section 405(d)(2) under the Pension Reform Act, the Trustee shall have no liability or responsibility for acting or not acting pursuant to the direction of, or failing to act in the absence of any direction from, the Employer or Investment Manager, unless the Trustee knows that by such action or failure to act it would be itself committing or participating in a breach of fiduciary duty by the Employer or the Investment Manager of failing to act in the absence of any such direction.

The Employer or Investment Manager at any time and from time to time may issue orders for the purchase or sale of securities directly to a broker; and in order to facilitate such transaction, the Trustee upon request shall execute and deliver appropriate trading authorizations. Written notification of the issuance of each such order shall be given


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

promptly to the Trustee by the Employer or Investment Manager, and the execution of each such order shall be confirmed by written advice via confirms or otherwise to the Trustee by the broker.

In the event that an Employer or Investment Manager should resign or be removed, the Employer or Participant shall manage the investments pursuant to this Agreement unless and until the Trustee shall be notified of the appointment of another Investment Manager with respect thereto as provided in this Article.

The Trustee shall be under no duty to question any such direction of the Employer, the Participant, or their Agent, to review any securities or other property held in the Trust Fund, or to make suggestions to the Employer, Participant, or their Agent with respect to the investment, retention, or disposition of any assets held in the Trust Fund.

The Trustee shall be under no liability for any loss of any kind which may result by reason of any action taken by it in accordance with any such direction of the Employer, Participant, or their Agent or by reason for any failure to act because of the absence of any such direction.

Notwithstanding anything herein contained to the contrary, the Trustee shall not engage, either directly, or indirectly, in any "prohibited transactions" which shall mean:

         (a) sale or exchange, or leasing of any property between a plan and a disqualified person;

         (b) lending of money or other extension of credit between a plan and a disqualified person;

         (c) furnishing of goods, services, or facilities between a plan and disqualified person;

         (d) transfer to, or use by, or for the benefit of, a disqualified person of the income or assets of a plan;

         (e) act by a disqualified person who is a fiduciary in his/her own interest or his/her own account; or

         (f) receipt for any consideration for his/her own personal account by any disqualified person who is a fiduciary from any party dealing with the Plan in connection with a transaction involving income or assets of the Plan.

The surviving spouse and/or Beneficiary shall be bound by this Trust Agreement regarding investments and administration of their interest Provided, however, should the Beneficiary be a minor or in the discretion of the Trustee of unsound mind, the Trustee will liquidate the interest of such Beneficiary and hold such interest in an interest bearing account or money market mutual fund until distributed.

SIXTH: The Trustee shall be paid such reasonable compensation as shall from time to time be communicated to the Employer by the Trustee, and such compensation shall be chargeable to the Employer. The Employer hereby covenants and agrees to pay the same.

The Trustee shall charge against the Employer any taxes paid by it which may be imposed upon the Trust Fund or the income thereof or upon or with respect to the interest of any person therein which the Trustee is required to pay, as well as all expenses of administration of the Trust and the Trust and the Employer hereby covenants and agrees to pay the same.

In the event the Employer shall at any time fail to pay the Trustee's compensation, taxes, and expenses, within a reasonable time after demand for such payment has been made by the Trustee on the Employer, the Trustee will charge the Employer's Trust Fund such fees, taxes, and expenses and may liquidate such assets of the fund for such purposes as in its sole discretion it shall determine. Notwithstanding the provisions of Article SECOND and the first paragraph of Article FIFTH hereof, all payments under this Article SIXTH and the liquidation of assets to obtain funds therefore may be made without the approval or direction of the Employer. If the Trust Fund is not sufficient to satisfy these fees, taxes, and expenses, then the Trustee will charge the Employer for such unpaid fees, taxes, and expenses.

SEVENTH: All contributions made by or on behalf of each Participant and all investments made with such contributions and the earnings thereon shall be credited to an account maintained for him/her by the Trustee. Such account shall reflect the amounts contributed for the Participant by the Employer and the amounts contributed by the Participant by the Employer and the amounts contributed as voluntary contributions. With respect to investments of contributions and the earnings thereon the account maintained by the Trustee may consist of copies of regularly issued broker statements to the Trustee.

Within 90 days from the close of each Plan Year, the Trustee or their agent shall render an accounting, valuing the assets at fair market value to the Employer which accounting may consist of copies of regularly issued broker-dealer statements to the Trustee and copies of insurance company summary account statements supplied to the Trustee In the absence of the filing in writing with the Trustee by the Employer of exceptions or objections to any such accounting within sixty (60) days after the mailing of such accounting, the Employer shall be deemed to have approved such accounting; and in such case, or upon the written approval of the Employer of any such accounting, the Trustee shall be released, relieved, and discharged with respect to all matters and things set forth in such accounting as though such accounting had been settled by the decree of a court of competent jurisdiction. No person other than the Employer may require an accounting or bring any action against the Trustee with respect to the trust or its actions as Trustee.

The Trustee shall have the right at any time to apply to a court of competent jurisdiction for judicial settlement of its accounts or for determination of any questions of constructions which may arise or for instructions. The only necessary party defendant to such action shall be the Employer except that the Trustee may, if it so elects, bring in as party defendant any other person or persons.

EIGHTH: The Trustee shall be fully protected in acting upon any instrument, certificate, or paper believed by it to be genuine and to be signed or presented by the proper person or person, and the Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing but may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained.

The Trustee shall be under no duty to question any direction of any Employer, Participant, or Investment Manager with respect to investments, to review any securities or other property held in trust or to make suggestions to the Employer, Participant, or Investment Manager with respect to investments and the Trustee will not be liable for any loss which may result by reason of investments made by it in accordance with directions of an Employer, Participant, or Investment Manager.

The Trustee shall not be responsible for financial losses incident to errors, mistakes, or omissions caused by banks, brokers, stockbrokers, or other custodians as the Trustee may select with whom any part of the Trust Fund, principal or income, has been left and the Trustee will not be liable for any loss which may result therefrom or the failure of such banks, brokers, stockbrokers, or other custodians to comply with the direction of the Trustee provided that the Trustee shall not be negligent in the appointment of such banks, brokers, stockbrokers, and other custodians.

Whenever the service of a stockbroker or a dealer are required, the Trustee shall engage the brokerage firm named on the Adoption Agreement provided; however, the Trustee may in its discretion appoint another stockbroker or dealer selected by the Employer to handle investments in securities under the Plan.

The Trustee shall not be liable for the proper application of any part of the Trust Fund if distributions are made in accordance with the written directions of the Employer as herein provided nor shall the Trustee be responsible for the adequacy of the Trust Fund to meet and discharge any and all distributions and liabilities under the Plan. All persons dealing with the Trustee are released from inquiry into the decision or authority of the Trustee and from seeing to the application of any moneys, securities, or other property paid or delivered to the Trustee.

Neither the Trustee, or any agent named hereunder, nor the Employer shall be liable hereunder in any respect except for their own negligence or willful misconduct.

NINTH: The Trustee may resign at any time upon sixty days notice to the Employer. The Trustee may be removed at any time by the Employer upon thirty days written notice to the Trustee. Upon resignation or removal of the Trustee, the Employer shall appoint a successor Trustee which shall have the same powers and duties as are conferred upon the Trustee hereunder, and in default thereof, such successor Trustee may be appointed by a court of competent jurisdiction. Upon the delivery by the resigning or removed Trustee to its successor Trustee of all property of the Trust Fund, less such reasonable amount as it shall deem necessary to provide for its expenses, compensation, and any taxes or advances chargeable or payable out of the Trust Fund, the successor Trustee shall thereupon have the same powers and duties as are conferred upon the Trustee. No successor Trustee shall have any obligation or liability with respect to the acts or omissions of its predecessors.

The actual appointment of a successor Trustee to whom the Trust assets may be transferred must be fulfilled before the resignation or removal of the Trustee shall become effective. The transfer of the trust assets shall be made coincidentally with an accounting by the resigned or removed Trustee and shall endorse, transfer, convey, and deliver to the successor Trustee all of the fund, securities, or other property then held by it under the Trust, together with such records as may be reasonably required in order that the successor Trustee may properly administer the Trust.

The Employer shall substitute a bank as Trustee or Custodian of the insurance contracts if the Employer is notified by the Internal Revenue Service that such substitution is required because holder of the contract is not keeping such records, or making such returns, or rendering such statements as are required by law.

TENTH: This Agreement and the Trust created hereby will be terminated in the case of complete distribution of the Trust Fund pursuant to Article XVII of the Plan.

ELEVENTH: This Agreement and the Trust created hereby shall be construed, regulated, and administered under the laws of the State of Delaware, and any court accounting shall be in the courts of that State only.

All contributions to the Trustee shall be deemed to take place in the State in which the principal place of business of the Trustee is located.

TWELFTH: This Agreement may be executed in any number of counterparts, each one of which shall be deemed to be the original although the others shall not be produced.



Non-Standardized 401(k) Plan